JOHN HANCOCK GROWTH & INCOME FUNDS SUPPLEMENT

Effective December 2, 1996, for Sovereign Balanced Fund and Sovereign Investors Fund, the Registrant name for the funds on pages 8 and 10 has been changed to John Hancock Investment Trust. For Sovereign Balanced Fund, Sovereign Investors Fund and Growth & Income Fund, the date of the prospectus is December 2, 1996.

The financial highlights below for Sovereign Balanced Fund and Sovereign Investors Fund have been updated from those shown on pages 9 and 11 to include unaudited figures for the six months ended June 30, 1996.

SOVEREIGN BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
Class A - year ended December 31,                                                1992(1)    1993       1994     1995     1996(9)
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.00     $10.19     $10.74   $9.84    $11.75
Net investment income (loss)                                                      0.04       0.46       0.50    0.44(2)   0.21
Net realized and unrealized gain (loss) on investments                            0.20       0.68     (0.88)    1.91      0.41
Total from investment operations                                                  0.24       1.14     (0.38)    2.35      0.62
Less distributions:
   Dividends from net investment income                                         (0.05)     (0.45)     (0.50)  (0.44)    (0.21)
   Distributions from net realized gain on investments sold                         --     (0.14)     (0.02)     --        --
   Total distributions                                                          (0.05)     (0.59)     (0.52)  (0.44)    (0.21)
Net asset value, end of period                                                  $10.19     $10.74      $9.84  $11.75    $12.16
Total investment return at net asset value(3) (%)                                 2.37(4)   11.38     (3.51)   24.23      5.31(4)
Total adjusted investment return at net asset value(3,5) (%)                      2.22(4)      --        --       --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     5,796     62,218    61,952   69,811    70,458
Ratio of expenses to average net assets (%)                                       2.79(6)    1.45      1.23     1.27      1.27(6)
Ratio of adjusted expenses to average net assets(7) (%)                           2.94(6)      --        --       --        --
Ratio of net investment income (loss) to average net assets (%)                   3.93(6)    4.44      4.89     3.99      3.48(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)       3.78(6)      --        --       --        --
Portfolio turnover rate (%)                                                          0         85        78       45        15
Fee reduction per share ($)                                                     0.0016         --        --       --        --
Average brokerage commission rate(8) ($)                                           N/A        N/A       N/A      N/A      0.07
---------------------------------------------------------------------------------------------------------------------------------
Class B - year ended December 31,                                                1992(1)    1993       1994     1995     1996
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.00     $10.20     $10.75   $9.84    $11.74
Net investment income (loss)                                                      0.03       0.37       0.43    0.36(2)   0.17
Net realized and unrealized gain (loss) on investments                            0.20       0.70     (0.89)    1.90      0.42
Total from investment operations                                                  0.23       1.07     (0.46)    2.26      0.59
Less distributions:
Dividends from net investment income                                            (0.03)     (0.38)     (0.43)  (0.36)    (0.17)
Distributions from net realized gain on investments sold                           --      (0.14)     (0.02)     --        --
Total distributions                                                             (0.03)     (0.52)     (0.45)  (0.36)    (0.17)
Net asset value, end of period                                                  $10.20     $10.75      $9.84  $11.74    $12.16
Total investment return at net asset value(3) (%)                                 2.29(4)   10.63     (4.22)   23.30      5.04(4)
Total adjusted investment return at net asset value(3,5) (%)                      2.14(4)      --        --       --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    14,311     78,775    79,176   87,827    88,344
Ratio of expenses to average net assets (%)                                       3.51(6)    2.10      1.87     1.96      1.97(6)
Ratio of adjusted expenses to average net assets(7) (%)                           3.66(6)      --        --       --        --
Ratio of net investment income (loss) to average net assets (%)                   3.21(6)    4.01      4.25     3.31      2.78(6)
Ratio of adjusted net investment income (loss) to average
net assets(7) (%)                                                                 3.06(6)      --        --       --        --
Portfolio turnover rate (%)                                                          0         85        78       45        15
Fee reduction per share ($)                                                     0.0012         --        --       --        --
Average brokerage commission rate(8) ($)                                           N/A        N/A       N/A      N/A      0.07

(1)  Class A and Class B shares commenced operations on October 5, 1992. This period is covered by the report of other independent auditors (not included herein).
(2)  Based on the average of the shares outstanding at the end of each month.
(3)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)  Annualized.
(7)  Unreimbursed, without fee reduction.
(8)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9)  Six months ended June 30, 1996. (Unaudited.)

SOVEREIGN INVESTORS FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A - year ended December 31,                           1986(1,2)     1987(1)     1988(1)     1989(1)     1990(1)     1991(1,3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $11.31       $12.36      $10.96      $11.19      $12.60       $11.94
Net investment income (loss)                                   0.58         0.53        0.57        0.59        0.58         0.54
Net realized and unrealized gain (loss) on investments         1.89       (0.45)        0.65        2.01      (0.05)         3.03
Total from investment operations                               2.47         0.08        1.22        2.60        0.53         3.57
Less distributions:
  Dividends from net investment income                       (0.55)       (0.58)      (0.61)      (0.61)      (0.59)       (0.53)
  Distributions from net realized gain on
  investments sold                                           (0.87)       (0.90)      (0.38)      (0.58)      (0.60)       (0.67)
  Total distributions                                        (1.42)       (1.48)      (0.99)      (1.19)      (1.19)       (1.20)
Net asset value, end of period                               $12.36       $10.96      $11.19      $12.60      $11.94       $14.31
Total investment return at net asset value(4) (%)             21.70         0.28       11.23       23.76        4.38        30.48
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                 34,708       40,564      45,861      66,466      83,470      194,055
Ratio of expenses to average net assets (%)                    0.70         0.85        0.86        1.07        1.14         1.18
Ratio of net investment income (loss) to
average net assets (%)                                         4.28         3.96        4.97        4.80        4.77         4.01
Portfolio turnover rate (%)                                      34           59          35          40          55           67
Average brokerage commission rate(5) ($)                        N/A          N/A         N/A         N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Class A - year ended December 31,                                         1992(1)      1993        1994        1995        1996(10)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                      $14.31      $14.78      $15.10      $14.24       $17.87
Net investment income (loss)                                                0.47        0.44        0.46        0.40         0.17
Net realized and unrealized gain (loss) on investments                      0.54        0.39      (0.75)        3.71         1.43
Total from investment operations                                            1.01        0.83      (0.29)        4.11         1.60
Less Distributions:                                                       (0.45)      (0.42)      (0.46)      (0.40)       (0.17)
  Dividends from net investment income
  Distributions from net realized gain on                                 (0.09)      (0.09)      (0.11)      (0.08)          --
  investments sold
  Total distributions                                                     (0.54)      (0.51)      (0.57)      (0.48)       (0.17)
Net asset value, end of period                                            $14.78      $15.10      $14.24      $17.87       $19.30
Total investment return at net asset value(4) (%)                           7.23        5.71      (1.85)       29.15         8.98(8)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             872,932   1,258,575   1,090,231   1,280,321    1,364,566
Ratio of expenses to average net assets (%)                                 1.13        1.10        1.16        1.14         1.10(9)
Ratio of net investment income (loss) to
average net assets (%)                                                      3.32        2.94        3.13        2.45         1.87(9)
Portfolio turnover rate (%)                                                   30          46          45          46           20
Average brokerage commission rate(5) ($)                                     N/A         N/A         N/A         N/A       0.0688
------------------------------------------------------------------------------------------------------------------------------------
Class B - year ended December 31,                                                                 1994(6)       1995       1996(10)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                              $15.02      $14.24       $17.86
Net investment income (loss)                                                                        0.38(7)     0.27(7)      0.10(7)
Net realized and unrealized gain (loss) on investment                                             (0.69)        3.71         1.42
Total from investment operations                                                                  (0.31)        3.98         1.52
Less distributions:
Dividends from net investment income                                                              (0.36)      (0.28)       (0.10)
Distributions from net realized gain on
investments sold                                                                                  (0.11)      (0.08)          --
Total distributions                                                                               (0.47)      (0.36)       (0.10)
Net asset value, end of period                                                                    $14.24      $17.86       $19.28
Total investment return at net asset value(4) (%)                                                 (2.04)(8)    28.16         8.54(8)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                     128,069     257,781      337,938
Ratio of expenses to average net assets (%)                                                         1.86(9)     1.90         1.86(9)
Ratio of net investment income (loss) to
average net assets (%)                                                                              2.57(9)     1.65         1.14(9)
Portfolio turnover rate (%)                                                                           45          46           20
Average brokerage commission rate(5) ($)                                                             N/A         N/A       0.0688

(1)  These periods are covered by the report of other independent auditors (not included herein).
(2)  Restated for 2-for-1 stock split effective April 29, 1987.
(3)  On October 23, 1991, John Hancock Advisers, Inc. became the investment adviser of the fund.
(4)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6)  Class B shares commended operations on January 3, 1994.
(7)  Based on the average of the shares outstanding at the end of each month.
(8)  Not annualized.
(9)  Annualized.
(10) Six months ended June 30, 1996. (Unaudited.)

JOHN HANCOCK SOVEREIGN
INVESTORS FUND

Investment Adviser
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Principal Distributor
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603


Custodian
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111



Transfer Agent
John Hancock Investor Services Corporation
P.O. Box 9296
Boston, Massachusetts 02205-9296


Independent Auditors
Ernst & Young LLP
200 Clarendon St.
Boston, MA 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND


For Service Information
For Telephone Exchange Call 1-800-755-4371
For Investment-by-Phone
For Telephone Redemption



290CP 12/96



JOHN HANCOCK
SOVEREIGN
INVESTORS
FUND


CLASS C SHARES
Prospectus
December 2, 1996


A mutual fund seeking long-term growth of capital and income without undue market risks.


101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-755-4371


[recycle symbol] Printed on Recycled Paper

John Hancock
Sovereign
Investors
Fund


CLASS C Shares
Prospectus
December 2, 1996



TABLE OF CONTENTS

                                                Page
                                               -------
Expense Information                               2
The Fund's Financial Highlights                   3
Investment Objective and Policies                 5
Organization and Management of the Fund           7
The Fund's Expenses                               8
Dividends and Taxes                               9
Performance                                      10
Who Can Buy Class C Shares                       10
How to Buy Class C Shares                        10
Class C Share Price                              12
How to Redeem Class C Shares                     12
Additional Services and Programs                 14


   This Prospectus sets forth information about John Hancock Sovereign Investors Fund (the "Fund"), a diversified series of John Hancock Investment Trust (the "Trust"), that you should know before investing. Please read and retain it for future reference.

   Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated December 2, 1996, and incorporated by reference in this Prospectus, free of charge by writing to or by telephoning: John Hancock Investor Services Corporation, Post Office Box 9296, Boston, Massachusetts 02205-9296, 1-800-755-4371.

   Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

   The purpose of the following information is to help you understand the various fees and expenses that you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on fees and expenses of Class C shares of the Fund for the fiscal year ended December 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses of Class C shares in the future may be greater or less than those shown.

                                                    Class C
Shareholder Transaction Expenses                    Shares*
                                                   ----------
Maximum sales charge imposed on purchases (as a
  percentage of offering price)                        None
Maximum sales charge imposed on reinvested
  dividends                                            None
Maximum deferred sales charge                          None
Redemption fee+                                        None
Exchange fee                                           None
Annual Fund Operating Expenses
 (As a percentage of average net assets)
Management fee+++                                      0.58
Other Expenses                                         0.18
Total Fund operating expenses                          0.76

  *The information set forth in the foregoing table relates only to Class C shares.

  +Redemption by wire fee (currently $4.00) not included.

+++The calculation of the management fee is based on average net assets for the fiscal year ended December 31, 1995. See "The Fund's Expenses."

                  Example: Class C Shares                     1 Year     3 Years   5 Years    10 Years
You would pay the following expenses for the indicated
  period of years on a hypothetical $1,000 investment,
  assuming a 5% annual return                                   $8         $24       $42         $94

(This example should not be considered a representation of past or future expenses. Actual expenses of Class C shares may be greater or less than those shown.)

   The management fee referred to above is more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the caption "Investment Advisory and Other Services."

THE FUND'S FINANCIAL HIGHLIGHTS

   The following Financial Highlights, for each of the three years in the period ended December 31, 1995, has been audited by Ernst & Young LLP, the Fund's independent auditors whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. The Financial Highlights for the years 1986 through 1992 were audited by other independent auditors. The Financial Highlights for the six months ended June 30, 1996 are unaudited. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders that may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

   Selected data for each class of shares outstanding throughout each period indicated is as follows:


                                              Six Months
                                            Ended June 30,                 Year Ended December 31,
                                                 1996           -----------------------------------------------
                                              (Unaudited)         1995         1994         1993        1992(1)
                                            --------------      -------      -------      -------      --------
Class A
Per Share Operating Performance
Net Asset Value, Beginning of Period            $ 17.87          $14.24       $15.10       $14.78       $14.31
                                                -------          ------       ------       ------       ------
Net Investment Income                              0.17            0.40         0.46         0.44         0.47
Net Realized and Unrealized Gain (Loss)
  on Investments                                   1.43            3.71        (0.75)        0.39         0.54
                                                -------          ------       ------       ------       ------
  Total from Investment Operations                 1.60            4.11        (0.29)        0.83         1.01
                                                -------          ------       ------       ------       ------
Less Distributions:
Dividends from Net Investment Income              (0.17)          (0.40)       (0.46)       (0.42)       (0.45)
Distributions from Net Realized Gain on
  Investments Sold                                   --           (0.08)       (0.11)       (0.09)       (0.09)
                                                -------          ------       ------       ------       ------
  Total Distributions                             (0.17)          (0.48)       (0.57)       (0.51)       (0.54)
                                                -------          ------       ------       ------       ------
Net Asset Value, End of Period                   $19.30          $17.87       $14.24       $15.10       $14.78
                                                =======          ======       ======       ======       ======
Total Investment Return at Net Asset
  Value (3)                                        8.98%(7)       29.15%       (1.85%)       5.71%        7.23%
                                                -------          ------       ------       ------       ------
Ratios and Supplemental Data
Net Assets, End of Period (000's
  omitted)                                   $1,364,566      $1,280,321   $1,090,231   $1,258,575     $872,932
Ratio of Expenses to Average Net Assets            1.10%(8)        1.14%        1.16%        1.10%        1.13%
Ratio of Net Investment Income to
  Average Net Assets                               1.87%(8)        2.45%        3.13%        2.94%        3.32%
Portfolio Turnover Rate                              20%             46%          45%          46%          30%
Average Brokerage Commission (4)                $0.0688             N/A          N/A          N/A          N/A

                                                                Year Ended December 31,
                                            -------------------------------------------------------------------------
                                            1991(1,2)     1990(1)     1989(1)      1988(1)      1987(1)    1986(1)(a)
                                            ---------     -------     -------      -------      -------    ----------
Class A
Per Share Operating Performance
Net Asset Value, Beginning of Period       $  11.94      $ 12.60     $ 11.19      $ 10.96      $ 12.36       $ 11.31
                                           --------      -------     -------      -------      -------       -------
Net Investment Income                          0.54         0.58        0.59         0.57         0.53          0.58
Net Realized and Unrealized Gain (Loss)
  on Investments                               3.03        (0.05)       2.01         0.65        (0.45)         1.89
                                           --------      -------     -------      -------      -------       -------
  Total from Investment Operations             3.57         0.53        2.60         1.22         0.08          2.47
                                           --------      -------     -------      -------      -------       -------
Less Distributions:
Dividends from Net Investment Income          (0.53)       (0.59)      (0.61)       (0.61)       (0.58)        (0.55)
Distributions from Net Realized Gain on
  Investments Sold                            (0.67)       (0.60)      (0.58)       (0.38)       (0.90)        (0.87)
                                           --------      -------     -------      -------      -------       -------
  Total Distributions                         (1.20)       (1.19)      (1.19)       (0.99)       (1.48)        (1.42)
                                           --------      -------     -------      -------      -------       -------
Net Asset Value, End of Period             $  14.31      $ 11.94     $ 12.60      $ 11.19      $ 10.96       $ 12.36
                                           ========      =======     =======      =======      =======       =======
Total Investment Return at Net Asset
  Value (3)                                   30.48%        4.38%      23.76%       11.23%        0.28%        21.70%
                                           --------      -------     -------      -------      -------       -------
Ratios and Supplemental Data
Net Assets, End of Period (000's
  omitted)                                 $194,055      $83,470     $66,466      $45,861      $40,564       $34,708
Ratio of Expenses to Average Net Assets        1.18%        1.14%       1.07%        0.86%        0.85%         0.70%
Ratio of Net Investment Income to
  Average Net Assets                           4.01%        4.77%       4.80%        4.97%        3.96%         4.28%
Portfolio Turnover Rate                          67%          55%         40%          35%          59%           34%
Average Brokerage Commission (4)                N/A          N/A         N/A          N/A          N/A           N/A


                                                              Six Months
                                                            Ended June 30,
                                                                 1996
                                                             (Unaudited)          1995        1994
                                                            ---------------     -------   -----------
Class B
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $ 17.86         $  14.24       $  15.02
                                                               -------         --------       --------
Net Investment Income                                             0.10(6)          0.27(6)        0.38(6)
Net Realized and Unrealized Gain (Loss) on Investments            1.42             3.71          (0.69)
                                                               -------         --------       --------
  Total from Investment Operations                                1.52             3.98          (0.31)
                                                             ---------         --------       --------
Less Distributions:
Dividends from Net Investment Income                             (0.10)           (0.28)         (0.36)
Distributions from Net Realized Gain on Investments
  Sold                                                              --            (0.08)         (0.11)
                                                             ---------
  Total Distributions                                            (0.10)           (0.36)         (0.47)
                                                             ---------
Net Asset Value, End of Period                                 $ 19.28         $  17.86       $  14.24
                                                             =========         ========       ========
Total Investment Return at Net Asset Value (3)                    8.54%(7)        28.16%         (2.04%)(7)
                                                              --------         --------       --------
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                     $337,938         $257,781       $128,069
Ratio of Expenses to Average Net Assets                           1.86%(8)         1.90%          1.86%(8)
Ratio of Net Investment Income to Average Net Assets              1.14%(8)         1.65%          2.57%(8)
Portfolio Turnover Rate                                             20%              46%            45%
Average Broker Commission Rate (4)                             $0.0688              N/A            N/A



                                                        Six Months         Year Ended          For the Period
                                                      Ended June 30,       December 31          May 7, 1993
                                                           1996          ----------------     To December 31,
Class C (9)                                            (Unaudited)        1995      1994            1993
                                                      ---------------    ------    ------   -------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                     $ 17.87        $ 14.24    $ 15.11         $ 14.79
                                                         -------        -------    -------         -------
Net Investment Income                                       0.21           0.46(6)    0.52            0.27(6)
Net Realized and Unrealized Gain (Loss) on
  Investments                                               1.42           3.71      (0.77)           0.48
                                                         -------        -------    -------         -------
  Total from Investment Operations                          1.63           4.17      (0.25)           0.75
                                                         -------        -------    -------         -------
Less Distributions:
Dividends from Net Investment Income                       (0.21)         (0.46)     (0.51)          (0.34)
Distributions from Net Realized Gain on
  Investments Sold                                            --          (0.08)     (0.11)          (0.09)
                                                         -------        -------    -------         -------
  Total Distributions                                      (0.21)         (0.54)     (0.62)          (0.43)
                                                         -------        -------    -------         -------
Net Asset Value, End of Period                            $19.29         $17.87    $ 14.24          $15.11
                                                         =======        =======    =======         =======
Total Investment Return at Net Asset Value (3)              9.12%(7)      29.68%     (1.57%)          5.13%(7)
                                                         -------        -------    -------         -------
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                $23,720        $19,946    $15,128         $10,189
Ratio of Expenses to Average Net Assets                     0.74%(8)       0.74%      0.81%           0.88%(8)
Ratio of Net Investment Income to Average Net
  Assets                                                    2.25%(8)       2.84%      3.53%           3.17%(8)
Portfolio Turnover Rate                                       20%            46%        45%             46%
Average Broker Commission Rate (4)                       $0.0688            N/A        N/A             N/A



      (1) These periods are covered by the report of other independent auditors (not included herein).
      (2) On October 23, 1991, John Hancock Advisers, Inc. became the investment adviser of the fund.
      (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
      (4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
      (5) Class B shares commenced operations on January 3, 1994.
      (6) Based on the average of the shares outstanding at the end of each month.
      (7) Not annualized.
      (8) Annualized.
      (9) Class C shares commenced operations on May 3, 1993.
      (a) Restated for 2 for 1 stock split effective April 29, 1987.

INVESTMENT OBJECTIVE AND POLICIES

[sidebar] The Fund's investment objective is to seek long-term growth of capital and income without undue market risk.

The Fund's investment objective is to provide long term growth of capital and of income without assuming undue market risks. The Fund believes that its shares are suitable for investment by persons who are in search of above-average long term reward. At times, however, because of market conditions the Fund may find it advantageous to invest primarily for current income. The Fund will diversify its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry. The Fund's investments will be subject to market fluctuation and risks inherent in all securities. There is no assurance that the Fund will achieve its investment objective.

[sidebar] The Fund will invest primarily in common stocks, although it may respond to market conditions by investing in other types of securities.

Common stocks will generally represent the major part of the Fund's holdings, although, for defensive purposes, the Fund may temporarily hold a larger percentage of high grade liquid preferred stocks or debt securities. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon management's judgment of what might best achieve the Fund's investment objective.

[sidebar] The Fund generally invests in seasoned companies in sound financial condition with a long record of paying dividends.

While there is considerable flexibility in the investment grade and type of security in which the Fund may invest, the Fund may only invest in companies who have (or whose predecessors have) been in continuous business for at least five years and have total assets of at least $10 million. The Fund currently uses a strategy of investing only in those common stocks which have a record of having increased their dividend payout in each of the preceding ten or more years. This dividend performers strategy can be changed at any time.

Investments in corporate fixed income securities may be in bonds, convertible debentures and preferred convertible or non-convertible stock. Convertible issues, while influenced by the level of interest rates, are also subject to the changing value of the underlying common stock into which they are convertible. Fixed income securities eligible for purchase by the Fund may have stated maturities of one to thirty years. The value of fixed income securities varies inversely with interest rates. Although fixed income securities in the Fund's portfolio may include securities rated as low as C by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") and unrated securities deemed of equivalent quality by John Hancock Advisers, Inc. (the "Adviser"), no more than 5% of the Fund's net assets will be invested in debt securities rated lower than BBB by S&P or Baa by Moody's or unrated securities of equivalent quality. Bonds rated BBB or Baa normally exhibit adequate protection parameters. However, speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher grade bonds. Bonds rated lower than BBB or Baa are high risk securities commonly known as "junk bonds." If any security in the Fund's portfolio falls below the Fund's minimum credit quality standards, as a result of a rating downgrade or the Adviser's determination, the Fund will dispose of the security as promptly as possible while attempting to minimize any loss.

Restricted Securities. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Board of Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of the Fund's net assets.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33-1/3% of its total assets.

Government Securities. The Fund may also invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs") and Federal National Mortgage Association ("Fannie Maes"), and obligations supported by the credit of the instrumentality, such as Student Loan Marketing Association Bonds ("Sallie Maes").

The Fund may invest in mortgage-backed securities which have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Repurchase Agreements, Forward Commitments and When-Issued Securities. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

[sidebar] The Fund follows certain policies which may help to reduce investment risk.

Investment Restrictions. The Fund has adopted certain investment restrictions that are detailed in the Statement of Additional Information, where they are classified as fundamental or non-fundamental. The Fund's investment objective and those investment restrictions designated as fundamental may not be changed without shareholder approval. The Fund's non-fundamental investment policies and restrictions, however, may be changed by a vote of the Directors without shareholder approval. The Fund's portfolio turnover rates for recent years are shown in "The Fund's Financial Highlights."

[sidebar] Brokers are chosen based on best price and execution.

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sale of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. which are indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND

[sidebar] The Directors elect officers and retain the investment adviser, who is responsible for the day-to-day operations of the Fund, subject to the Directors' policies and supervision.

The Fund is organized as a separate, diversified portfolio of the Trust, which is an open-end management investment company incorporated as a Delaware corporation in 1936, reincorporated in Maryland in 1990 and reorganized as a Massachusetts business trust in 1996. The Trust reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Trustees have authorized the issuance of three classes of the Fund, designated as Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

The Fund is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

[sidebar] John Hancock Advisers, Inc. advises investment companies having a total asset value of more than $19 billion.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. It provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John

Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

Pursuant to a service agreement withthe Adviser and its affiliate, Sovereign Asset Management Corporation ("SAMCorp"), SAMCorp furnishes to the Adviser certain portfolio management services with respect to the securities held in the portfolio of the Fund. The Adviser supervises SAMCorp's performance of such services and is responsible for all services required to be provided under the Adviser's investment management contract with the Fund. The Adviser pays to SAMCorp 40% of the fee received from the Fund by the Adviser.

John F. Snyder III is primarily responsible for management of the equity securities of the Fund. Barry H. Evans is primarily responsible for management of the fixed income securities of the Fund. They are assisted by Jere Estes and a team of analysts. Mr. Snyder has been a portfolio manager of the Fund since 1984. He has been associated with the Adviser since 1991 when the Adviser assumed management of the Fund. He is also co-portfolio manager of John Hancock Sovereign Balanced Fund. Mr. Evans is Vice President and Portfolio Manager of the Fund and also leads a team of managers on several other Hancock funds. Mr. Evans has managed bond funds since he joined John Hancock in 1986.

In order to avoid any conflict with portfolio trades for the Fund, the Adviser, SAMCorp and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a fee to the Adviser which is based on a stated percentage of the Fund's average daily net asset value equivalent on an annual basis as follows:

$0 to 750 million                               0.60%
750 million to 1.5 billion                      0.55%
1.5 billion to 2.5 billion                      0.50%
2.5 billion and over                            0.45%

The investment management fee for the 1995 fiscal year was 0.58% of the Fund's average daily net asset value.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average net assets. The Adviser retains the right to impose such fee and recover any other payments to the extent at the end of any fiscal year, the Fund's actual expenses at year end fall below the limit.

The Fund compensates the Adviser for performing necessary tax and financial management services. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

[sidebar] The Fund has paid quarterly distributions continuously since 1937.

Dividends. Dividends from the Fund's net investment income are declared and paid quarterly. Capital gains if any, are generally distributed annually. From time to time, the Fund may declare a special dividend at year's end. Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option.

Taxation. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income taxes on any net investment income and net realized capital gains that are distributed to its shareholders at least annually.

For institutional investors who are not exempt from Federal income taxes, dividends from the Fund's net investment income, certain net foreign currency gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable whether you receive cash or reinvest in additional Class C shares unless you are exempt from taxation or entitled to tax deferral. Certain dividends paid in January of a given year may be taxable as if you received them the previous December. Corporate shareholders may be entitled to take the corporate dividends received deduction for dividends received by the Fund from U.S. domestic corporations, subject to certain restrictions under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

When you redeem (sell) or exchange Class C shares, you may realize a taxable gain or loss.

On the account application, you must certify that the taxpayer identification number you provide is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to backup withholding, the Fund may be required to withhold 31% of your taxable dividends, and the proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state, local or foreign taxes, with respect to your investments in and distributions from the Fund. In many states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. Non-U.S. shareholders and tax-exempt shareholders are subject to a different tax treatment not described above. Under the Code, a tax-exempt investor in the Fund will not generally recognize unrelated business taxable income from its investment in the Fund unless the tax-exempt investor incurred indebtedness to acquire or continue to hold Fund shares and the indebtedness remains unpaid. You should consult your tax adviser for specific advice.

PERFORMANCE

[sidebar] The Fund may advertise its yield and total return on Class C shares.

Yield reflects the Fund's rate of income on portfolio investments as a percentage of the Class C share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the net asset value per Class C share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on Class C shares or the income reported in the Fund's financial statements.

The Fund's total return on Class C shares shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Class C shares' performance over a period of time. Average annual total return shows the cumulative return of the Class C Fund shares divided by the number of years included in the period. Because average annual total return tends to smooth out variations in the performance of Class C Fund shares, you should recognize that it is not the same as actual year-to-year results.

Neither total return nor yield calculations with respect to Class C shares reflect the imposition of a sales charge. The value of Class C Fund shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations and are not an indication of future performance.

WHO CAN BUY CLASS C SHARES

[sidebar] Class C shares are available to certain institutional investors.

In order to buy Class C Fund shares, you must qualify as one of the following types of institutional investors: (i) Benefits plans (other than self-directed plans) not affiliated with the Adviser which have at least $25,000,000 in plan assets and either have a separate trustee vested with investment discretion and certain limitations on the ability of the plan beneficiaries to access their plan investments without incurring adverse tax consequences or allow their participants to select among one or more investment options, including the Fund ("participant-direct plans"); (ii) Banks and insurance companies which are not affiliated with the Adviser purchasing shares for their own account; (iii) Investment companies not affiliated with the Adviser; (iv) Tax exempt retirement plans of the Adviser and its affiliates, including affiliated brokers; and (v) Unit investment trusts sponsored by John Hancock Funds and certain other sponsors and (vi) existing full-service clients of the Life Company who were group annuity contract holders as of September 1, 1994. Participant-directed plans include but are not limited to 401(k), TSA and Section 457 plans.

HOW TO BUY CLASS C SHARES

[sidebar] Opening an account.

The minimum initial investment is $1,000,000, except that this requirement may be waived at the discretion of the Fund's officers. You may qualify for the minimum investment if you invest more than $1,000,000 in Class C shares in the Fund and Class C shares of other funds in the John Hancock family. This is discussed in greater detail in the Statement of Additional Information.

Complete the Account Application attached to this Prospectus.

By Check

1. Make your check payable to John Hancock Investor Services Corporation ("Investor Services").
2. Deliver the completed application and check to your registered representative or Selling Broker, or mail it directly to Investor Services.

By Wire


1. Obtain an account number by contacting your registered representative or Selling Broker or by calling 1-800-755-4371.
2. Instruct your bank to wire funds to:
      First Signature Bank and Trust
      John Hancock Deposit Account No. 900000260
      ABA Routing No. 211475000
      For credit to: John Hancock Sovereign Investors Fund
      (Class C shares)
      Your account number
      Name(s) under which account is registered.
3. Deliver the completed application to your registered representative or Selling Broker, or mail it directly to Investor Services.


By Telephone

[sidebar] Buying additional Class C shares.


1. Complete the "Invest-By-Phone" and "Bank Information" sections on the Account Privileges Application designating a bank account from which funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House System (ACH).
2. After your authorization form has been processed, you may purchase additional Class C shares by calling Investor Services toll-free at 1-800-755-4371.
3. Give the Investor Services representative the name(s) in which your account is registered, the Fund name and your account number, and the amount you wish to invest in Class C shares.
4. Your investment normally will be credited to your account the business day following your phone request.


By Check


1. Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund and the class of shares you own, your account number and the name(s) in which the account is registered.
2. Make your check payable to John Hancock Investor Services Corporation
3. Mail the account information and check to:
   John Hancock Investor Services Corporation
   P.O. Box 9296
   Boston, MA 02205-9296
   or deliver it to your registered representative or Selling Broker.


By Wire

Instruct your bank to wire funds to:
    First Signature Bank and Trust
    John Hancock Deposit Account No. 900000260
    ABA Routing No. 211475000
    For credit to: John Hancock Sovereign Investors Fund
    (Class C Shares)
    Your Account Number
    Name(s) under which account is registered.

Other Requirements All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Class C share certificates are not issued unless a request is made in writing to Investor Services.

[sidebar] You will receive account statements that you should keep to help with your personal recordkeeping.

You will receive a statement of your account after any transactions that affects your share balance or registration (statements related to reinvestment of dividends will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

CLASS C SHARE PRICE

[sidebar] The offering price of your Class C shares is their net asset value.

The net asset value per share ("NAV") of a Class C share is the value of one Class C share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ in value. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Trustees have determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or, the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV of Class C shares is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

Class C shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds prior to its close of business to receive that day's offering price. No sales charge is imposed on the purchase of Class C shares.

A one-time payment of up to 0.15% of the amount invested in Class C shares may be made by John Hancock Funds to a Selling Broker for sales of Class C shares made by that Selling Broker. A person entitled to receive compensation for selling shares of the Fund may receive different compensation with respect to sales of Class A shares, Class B shares and Class C shares of the Fund. John Hancock Funds, out of its own resources, may pay to a selling Broker an annual service fee up to 0.20% of the amount invested in Class C shares by these clients.

HOW TO REDEEM CLASS C SHARES

You may redeem all or a portion of your Class C shares on any business day. Your Class C shares will be redeemed at the next NAV for Class C shares calculated after your redemption request is received in good order by Investor Services. The Fund may hold payment until reasonably satisfied that investments which were recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your Class C shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your Class C shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

[sidebar] To assure acceptance of your redemption request, please follow the procedures.

By Telephone

All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-755-4371, from 8:00 A.M. to 4:00 P.M. (New York Time), Monday through Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

You may redeem up to $5 million by telephone. Redemption proceeds of up to $100,000 may be sent by wire or by check. Checks will be mailed to the exact name(s) and address on the account.

Redemption proceeds between $100,000 and $5 million must be wired to your designated corporate bank account.

If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according with the telephone transaction procedures mentioned above.

Telephone redemption is not available for tax-qualified retirement plans or for Class C shares of the Fund that are in certificate form.

During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During such times you should consider placing redemption requests in writing.

This feature may be elected by completing the "Telephone Redemption" section on the Institutional Account Application that is included with this Prospectus.

In Writing

Send a stock power or letter of instruction specifying the name of the Fund, the dollar amount or the number of Class C shares to be redeemed, your name, class of shares, your account number and the additional requirements listed below that apply to your particular account.


Type of Registration           Requirements
---------------------------    ------------------------------------------
Corporation, Association       A letter of instruction and a corporate
                               resolution signed by person(s) authorized to act on the account. The signature(s) must be guaranteed if redemption proceeds will be sent by check and exceed $100,000.

Retirement Plan or Trusts      A letter of instruction signed by the
                               Trustee(s). The signatures must be
                               guaranteed if redemption proceeds will be sent by check and exceed $100,000. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

Redemptions of $5 million or more must always be made in writing and signature guaranteed.

If you do not fall into any of these registration categories, please call 1-800-755-4371 for further instructions.

[sidebar] Who may guarantee your signature.

A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

Through Your Broker

[sidebar] Additional information about redemptions.

Your broker may be able to initiate the redemption. Contact your broker for instructions.

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all Class C shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. Shareholders will be notified before these redemptions are to be made or this charge is imposed and will have 30 days to purchase additional Class C shares to bring their account balance up to the required minimum. Unless the number of Class C shares acquired by additional purchases and any dividend reinvestments exceeds the number of Class C shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

[sidebar] You may exchange Class C shares of the Fund only for Class C shares of another John Hancock fund.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Not all John Hancock funds offer Class C. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your Class C shares. Exchanges may be made only into Class C shares of other John Hancock funds.

Exchanges between funds are based on their respective net asset values. No sales charge or transaction charge is imposed.

The Fund reserves the right to require you to keep previously exchanged Class C shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration must be identical in both the existing and new account. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

By Telephone

1. When you complete the application for your initial purchase of Class C shares of the Fund, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize the telephone exchange privilege.

2. Call 1-800-755-4371. Have the account number of your current fund and the exact name in which it is registered available to give to the customer service representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

In Writing

1. In a letter request an exchange and list the following:
   --name of the Fund whose Class C shares you currently own
   --your account number
   --the name(s) in which the account is registered
   --the name of the fund in which you wish your exchange to be invested --the number of Class C shares, all Class C shares or the dollar amount you wish to exchange.
   Sign your request exactly as the account is registered.

2. Mail the request and information to:
   Attn: Institutional Services
   John Hancock Investor Services Corporation
   P.O. Box 9296
   Boston, Massachusetts 02205-9296

                       JOHN HANCOCK GROWTH AND INCOME FUND

                           CLASS A AND CLASS B SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 2, 1996


     This Statement of Additional Information provides information about John Hancock Growth and Income Fund (the "Fund"), a diversified series of John Hancock Investment Trust (the "Trust"), in addition to the information that is contained in the combined Growth and Income Fund's Prospectus, dated December 2, 1996 (the "Prospectus").

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                        Page
Organization of the Trust ............................................    2
Investment Objectives and Policies ...................................    2
Investment Restrictions ..............................................   12
Those Responsible for Management .....................................   15
Investment Advisory and Other Services ...............................   23
Distribution Contracts ...............................................   25
Net Asset Value ......................................................   27
Initial Sales Charge on Class A Shares ...............................   28
Deferred Sales Charge on Class B Shares ..............................   31
Special Redemptions ..................................................   35
Additional Services and Programs .....................................   35
Description of the Fund's Shares .....................................   36
Tax Status ...........................................................   38
Calculation of Performance ...........................................   43
Brokerage Allocation .................................................   45
Transfer Agent Services ..............................................   47
Custody of Portfolio .................................................   47
Independent Auditors .................................................   48
Appendix A ...........................................................   A-1
Financial Statements .................................................   F-1

ORGANIZATION OF THE FUND

         The Trust is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated December 12, 1984. Prior to December 22, 1994, the Fund was called Transamerica Growth and Income Fund. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

         The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

         In selecting equity securities for the Fund, the Adviser emphasize issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard & Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. Attempts to identify investments which possess characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are believed to limit sustained downside price risk, generally referred to as the "margin" of safety" concept. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria. These securities are collectively referred to as "fundamental value" securities.

         The Fund's investment policy reflects the Adviser's belief that while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the strategically disciplined active equity manager can exploit in seeking to achieve an above-average rate of return.

         Each of the investment practices described in this section, unless otherwise specified, is deemed to be a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

         Investment Foreign Securities. The Fund may invest up to 25% (and up to 35% during time of adverse U.S. market conditions) of its total assets in securities of foreign issuers including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may include debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

         Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

         Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United State's economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiently and balance of payments position.

         The dividends in some cases, capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

         Options on Foreign Currencies. Although the Fund has no current intention of doing so, the Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

         As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

         Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments similar to margin deposits required in the trading of futures contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally received and above the value of the option at the time it is entered into. Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC or commodities exchanges regulated by the Commodity Futures Trading Commission.

         Foreign Currency Transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The

Fund will not attempt to hedge all of its foreign portfolio positions and will not engage in speculative forward currency transactions.

         If the Fund enters into a forward contract it to purchase foreign currency, its custodian bank will segregate cash or liquid high grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's or S&P) in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be marked to market daily, and, if the value of the securities in the separate account declines, additional cash or liquid securities will be added so that the value of the account will be equal to the amount of the Fund's commitments in forward contracts.

         Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

         Lower Rated High Yield "High Risk" Debt Obligations. The Fund may invest up to 15% of its net assets in high yielding, fixed income instruments below investment grade; that is, securities rated as low as Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Group S&P.

         Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's, such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings or securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its on going debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

         Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investment in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

         The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

         Government Securities. As a matter of nonfundamental policy, the Fund's investments in fixed income securities may include U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         Short-Term Bank and Corporate Obligations. As a matter of nonfundamental policy, the Fund's investments in short-term investment grade securities may include depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         Repurchase Agreements. In a repurchase agreement the Fund buy security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's net assets.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S.Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of

"interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain of the Fund's custodian separate account consisting of highly liquid, marketable securities an amount at least equal to the repurchase process of the securities (plus any accrued interest thereon) under such agreements. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

         Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in which it is authorized to invest in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies.

         The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other securities options and options on securities indexes (see "-- Options on Stock Indexes") then held by the Fund exceed 20% of the Fund's total net assets. In addition, the Fund may not write put options on securities or securities indexes with aggregate exercise prices in excess of 50% of the Fund's total net assets measured at the Fund's net asset value at the time the option is written.

         The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written, or the exercise price of the covering call is greater than the exercise price of the call written in the latter case only if the difference is maintained by the Fund in cash or high grade liquid securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as or later than the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash or liquid securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

         When writing listed and over-the-counter covered put options on securities in which it is authorized to invest, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. The Adviser does not currently anticipate investments in options through exchanges other than domestic securities exchanges. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 10% of the Fund's net assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from the 10% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

         Risks of Options on Securities Indexes. The Fund's purchase and sale of options on indexes of debt securities (if and when such options are traded) and equity securities will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

         Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses to the Fund if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indexes which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

         The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.

         Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

         Limitation on Transactions in Options on Securities Indexes. The Fund will write put options on indexes only if they are covered by segregating with the Fund's custodian an amount of cash or liquid securities equal to the aggregate exercise prices of such put options or an offsetting option. In addition, the Fund will write call options on indexes only if, on the date on which any such option is written, it holds securities qualified to serve as "cover" under applicable rules of the national securities exchanges or maintains in a segregated account an amount of cash or liquid securities equal to the aggregate exercise price of such call options with a value at least equal to the value of the index times the multiplier or an offsetting option. In the case of both put and call options on indexes, the Fund will satisfy the foregoing conditions while such options are outstanding.

         Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 33% of its total assets.

         Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's fundamental Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increase the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock. No such purchase will be made by the Fund, however, if the Fund's holdings of warrants (valued at lower of cost or market) would exceed 5% of the value of the Fund's net assets as a result of the purchase. In addition, the Fund will not purchase rights or warrants which is not listed on the New York or American Stock Exchange of the purchase would result in the Fund's only unlisted warrants on an amount exceed of 2% of its net assets.

         Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. As a matter of nonfundamental policy, the Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing the Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for Federal income tax purposes.

         Restricted Securities. The Fund will not invest more than 10% of its total assets in securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. In addition, as a matter of nonfundamental policy, the Fund will not invest more than 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. A majority for this purpose means approval by the lesser of: (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

         The Fund may not:

         1. Invest in real estate (including interests in real estate investment trusts) or commodities.

         2. Invest in a company having a record of less than three years' continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.

         3.       Buy securities on margin or sell short.

         4. Purchase securities of a company in which any officer or trustee of the Trust or the Adviser owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.

         5. Borrow money except for temporary or emergency purposes, and then not in excess of 10% of its gross assets taken at cost. Assets taken at market may not be pledged to an extent greater than 15% of gross assets taken at cost (although this would permit the Fund to pledge, mortgage or hypothecate its portfolio securities to the extent that the percentage of pledged securities would exceed 10% of the offering price of the Fund's shares, it will not do so as a matter of operating policy in order to comply with certain state statutes or investment restrictions); any such loan must be from a bank and the value of the Fund's assets, including the proceeds of the loan, less other liabilities of the Fund, must be at least three times the amount of the loan. (Although the Fund has never borrowed any money or pledged any portion of its assets, and has no intention of doing so, in the event that such borrowing became necessary, the Fund expects that additional portfolio securities would not be purchased while the borrowing is outstanding). The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33 1/3% of net assets.

         6. Make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Trust not to make loans of any nature, except the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the Investment Company Act of 1940) as referred to under "Investment Objectives and Policies" above. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.

         7. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in any one industry.

         8. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.

         9. Purchase securities which will result in the Fund's holdings of the issuer thereof to be more than 5% of the value of the Fund's total assets (exclusive of U.S. Government securities).

         10. Purchase more than 10% of the voting securities of any class of securities of any one issuer.

         Nonfundamental Investment Restriction. The following restrictions are designated as nonfundamental and may be changed by the Trustees with the shareholder approval.

         The Fund may not purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. In addition, as a nonfundamental restriction, the Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         The Fund has also undertaken to one or more states to abide by additional restrictions so long as its securities are registered for sale in such states. The most restrictive undertakings presently in effect are that the Fund shall not invest in oil, gas or other mineral or development programs and that the Fund's use of margin shall be only for such short-term loans as are necessary for the clearance of purchases and sales of securities.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by the Trust's Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Investor Services
                                                                                Corporation ("Investor Services"),
                                                                                First Signature Bank and Trust
                                                                                Company and Sovereign Asset
                                                                                Management Corporation
                                                                                ("SAMCorp."); Director, John
                                                                                Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science; Vice
                                                                                Chairman and President, the Adviser
                                                                                (until July 1992); Chairman, John
                                                                                Hancock Distributors, Inc. (until
                                                                                April, 1994).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       15

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James F. Carlin                         Trustee (3)                             Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual Insurance Company
                                                                                (insurance), Consolidated Group
                                                                                Trust (insurance administration),
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995) Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (since 1995);
                                                                                Receiver, the City of Chelsea (until
                                                                                August 1992).

William H. Cunningham                   Trustee (3)                             Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company);
                                                                                Director, Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Texas Commerce Bank - Austin.

Charles F. Fretz                        Trustee (3)                             Retired; self employed; Former Vice
RD #5, Box 300B                                                                 President and Director, Towers,
Clothier Springs Road                                                           Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                              (international management
June 1928                                                                       consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                             Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       16

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Anne C. Hodsdon *                       President and Director (1, 2)           President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser; Director,
Boston, MA  02199                                                               The Berkeley Group, John Hancock
April 1953                                                                      Funds, Investor Services (since
                                                                                October 1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).

Charles L. Ladner                       Trustee (3)                             Director, Energy North, Inc. (public
UGI Corporation                                                                 utility holding company) (until
P.O. Box 858                                                                    1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                         Corp. Holding Company Public
February 1938                                                                   Utilities, LPGAS.

Leo E. Linbeck, Jr.                     Trustee (3)                             Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board and Chief Executive
                                                                                Officer, Linbeck Construction
                                                                                Corporation; Director, PanEnergy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm) (1980-1993);
                                                                                Former Director, Greater Houston
                                                                                Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                             Director and Secretary, The McCarter
1230 Brentford Road                                                             Corp. (machine manufacturer).
Malvern, PA  19355
May 1928


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       17

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                          Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  33942                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Investor Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurnace Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993),

Norman H. Smith                         Trustee (3)                             Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       18

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

John P. Toolan                          Trustee (3)                             Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1930                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Investor
                                                                                Services, SAMCorp., Insurance
                                                                                Agency, Inc., Southeastern Thrift &
                                                                                Bank Fund and NM Capital; Senior
                                                                                Vice President, The Berkeley Group;
                                                                                President, the Adviser (until
                                                                                December 1994);

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       19

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James B. Little                         Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Investor Services.
February 1935

Susan S. Newton                         Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Investor Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Investor Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Trustees and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

         As of October 31, 1996, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust and the Fund and to the knowledge of the registrant, owner of 5% or more of the shares of either class of the Fund's shares:

         No other person(s) owned of record or was known by the Trust to beneficially own as much as 5% of the outstanding shares of the Trust or of either class of the Fund's shares.

         As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period (between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser). The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold on behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

         Members  of  the  Advisory   Board  and  their   respective   principal
occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas; co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D. C.

Thomas R. Powers,  Formerly Chairman of the Board, President and Chief Executive
         Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B.  McDade,  Chairman and  Director,  TransTexas  Gas Company;  Director,
         Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First

         National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

         Compensation of the Trustees and Advisory Board. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services. Ms. Hodsdon and Messrs. Boudreau and Scipione, each a non-Independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services. The compensation to the Trustees from the Fund shown below is for the Fund's fiscal year ended August 31, 1995.

                                                        Total Compensation from
                                 Aggregate              all Funds in John
                                 Compensation           Hancock Fund Complex to
Independent Trustees             from the Fund+         Trustees**
--------------------             --------------         ----------

James F. Carlin                     $ 1,718                 $ 60,700
William H. Cunningham*              $ 2,868                 $ 69,700
Charles F. Fretz                    $     0                 $ 56,200
Harold R. Hiser, Jr.*               $     0                 $ 60,200
Charles L. Ladner                   $ 2,045                 $ 60,700
Leo E. Linbeck, Jr.                 $ 3,518                 $ 73,200
Patricia P. McCarter                $ 2,045                 $ 60,700
Steven R. Pruchansky                $ 2,122                 $ 62,700
Norman H. Smith                     $ 2,122                 $ 62,700
John P. Toolan*                     $ 2,045                 $ 60,700
                                    -------                 --------
Totals                              $18,483                 $627,500

         + Compensation made pursuant to different compensation arrangements then in effect for the fiscal year ended August 31, 1995.

         * As of December 31, 1995, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund complex for Mr. Cunningham was $54,413, for Mr. Hiser was $31,324, and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Trustees.

         ** The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is $627,500 as of the calendar year ended December 31, 1995 All Trustees are Trustees/Directors of 33 funds in the John Hancock Fund Complex.

                                                         Total Compensation from
                                 Aggregate               all Funds in John
                                 Compensation            Hancock Fund Complex
Advisory Board*                  from the Fund           to Advisory Board*
---------------                  -------------           -----------------
R. Trent Campbell                  $ 3,714                  $ 54,000
Mrs. Lloyd Bentsen                 $ 3,714                  $ 54,000
Thomas R. Powers                   $ 3,714                  $ 54,000
Thomas B. McDade                   $ 3,714                  $ 54,000

TOTALS                             $14,856                  $216,000

* As of December 31, 1995

INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199- 7603, was organized in 1968 and currently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, and (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent. The Adviser is responsible for the day-to-day management of the Fund's portfolio assets.

         The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodian including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the

Adviser's employees rendering such services to the Fund; the compensation and expenses of trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

         As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to 0.625% of the Fund's average daily net asset value.

         The Adviser may reduce its advisory fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate any remaining excess expenses, if required by law. Currently, the most restrictive limit applicable to the Fund is 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

         Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the investment management contract.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         For the fiscal years ended August 31, 1993 and 1994 advisory fees paid by the Fund to TFMC, the Fund's former investment adviser, amounted to $905,355 and $1,322,162, respectively. For the fiscal year ended August 31, 1995, advisory fees paid by the Fund to TFMC, the Fund's former investment adviser and the Adviser amounted to $468,939 and $972,142 respectively.

         The investment management contract, and the distribution contract discussed below, continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Fund's Trustees or in the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

         Administrative Services Agreement. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.

         For the fiscal years ended August 31, 1993, 1994 and 1995, the Fund paid to TFMC (pursuant to the Services Agreement) $111,174, $153,060 and $31,385, respectively, of which $92,522, $132,005 and $20,130, respectively, was retained by TFMC and $18,652, $21,055 and $11,255, respectively, was paid for certain data processing and pricing information services.

DISTRIBUTION CONTRACTS

         The Fund has a Distribution Agreement with John Hancock Funds.

         Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus applicable sales charge, if any. In connection with the sale of Class A or Class B shares and selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

         Total underwriting commissions for sales of the Fund's Class A Shares for the fiscal years ended August 31, 1993, 1994 and 1995, respectively, were $762,955, $883,435 and $899,731, respectively. Of such amounts $56,633, $56,079 and $69,597, respectively, were retained by the Fund's former distributor, Transamerica Fund Distributors, Inc. and the remainder was reallowed to dealers.

         The Fund's Trustees adopted a Distribution Plan with respect to Class A and Class B shares (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Fund will pay distribution and service fees at an aggregate annual rate of 0.25% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (I) initial and ongoing sales compensation to Selling Brokers and other (including affiliates of the Distributors) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the Distributors are not fully reimbursed for payments or expenses they incur under the Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbrused expenses under the Class B Plan will be carried forward together with interest on the balance of these Unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Plan as a liability of the Fund. For the fiscal year ended August 31, 1995 an aggregate of $3,463,988 of distribution expenses of 3.15% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the Distributors through the receipt of deferred sales charges or 12b-1 fees in prior periods.

         The Plan was approved by a majority of the voting securities of the Fund. The Plan and all amendments were approved by the Trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

         During the fiscal year ended August 31, 1995, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                            Printing and                              Interest,
                                            Mailing of             Compensation       Carrying or
                                            Prospectuses to        to Selling         Other Finance
                        Advertising         New Shareholders       Brokers            Charges
                        -----------         ----------------       -------            -------
Class A shares           $23,907                  $887              $166,264           $      0

Class B shares           $19,812                  $804              $652,464           $321,811

         Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

         Each of the Plans provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the respective Class' outstanding voting shares or (b) by John Hancock Funds on 60 days' notice in writing to the Fund. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A Shares and Class B Shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation.

Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV.

         The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 pm Eastern time) by dividing a class's net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES

         Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

         The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the Investor, or if John Hancock Investor Services Corporation ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

         Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

         Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o        A member of an approved affinity group financial services plan.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

                  Amount Invested                          CDSC Rate
                  ---------------                          ---------

         $1 to $4,999,999                                    1.00%
         Next $5 million to $9,999,999                       0.50%
         Amounts of $10 million and over                     0.25%

         Class A shares may also be purchased without an initial sales charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

         Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

         Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

         Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including
TSAs)  and  457  plans.   Such  an  investment   (including   accumulations  and
combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period within 13 or 48 months, the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrow shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

         When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

         Example:

         You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         o        Proceeds of 50 shares redeemed at $12 per share       $    600
         o        Minus proceeds of 10 shares not subject to CDSC
                  (dividend reinvestment)                                   -120
         o        Minus appreciation on remaining shares
                  (40 shares X 2)                                            -80
                                                                        --------
         o        Amount subject to CDSC                                $    400

         Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

         Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a
         CDSC).

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

----------------------------------------------------------------------------------------------------------------
Type of                   401(a) Plan       403(b)            457              IRA, IRA           Non-retirement
Distribution              (401(k), MPP,                                        Rollover
                          PSP)
----------------------------------------------------------------------------------------------------------------
Death or Disability       Waived            Waived            Waived           Waived             Waived
----------------------------------------------------------------------------------------------------------------
Over 70 1/2               Waived            Waived            Waived           Waived for         12% of account
                                                                               mandatory          value annually in
                                                                               distributions or   periodic payments
                                                                               12% of account
                                                                               value annually
                                                                               in periodic
                                                                               payments
----------------------------------------------------------------------------------------------------------------
Between 59 1/2            Waived            Waived            Waived           Waived for Life    12% of account
and 70 1/2                                                                     Expec- tancy or    value annually in
                                                                               12% of account     periodic payments
                                                                               value annually
                                                                               in periodic
                                                                               payments
----------------------------------------------------------------------------------------------------------------
Under 59 1/2              Waived            Waived for        Waived for       Waived for         12% of account
                                            annuity           annuity          annuity payments   value annually in
                                            payments (72t)    payments (72t)   (72t) or 12% of    periodic payments
                                            or 12% of         or 12% of        account value
                                            account value     account value    annually in
                                            annually in       annually in      periodic payments
                                            periodic          periodic
                                            payments          payments
----------------------------------------------------------------------------------------------------------------
Loans                     Waived            Waived            N/A              N/A                N/A
----------------------------------------------------------------------------------------------------------------
Termination of Plan       Not Waived        Not Waived        Not Waived       Not Waived         N/A
----------------------------------------------------------------------------------------------------------------
Hardships                 Waived            Waived            Waived           N/A                N/A
----------------------------------------------------------------------------------------------------------------
Return of Excess          Waived            Waived            Waived           Waived             N/A
----------------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

         Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

ADDITIONAL SERVICES AND PROGRAMS

         Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

         Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund's shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

         Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

         Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock mutual fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of another John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple- class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

         A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

         The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net short-term and long-term capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The

Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss after consideration of certain regulations on the treatment of "post-October losses" the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

         The amount of the Fund's net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. At August 31, 1995, the Fund has a realized capital loss carryforward of $203,000 which will expire as follows: $152,000 in 1996; and $51,000 in 1998.

         For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market rules applicable to certain options and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, foreign currency positions, and foreign currency forward contracts.

         Certain options and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency-related forward contracts or options, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and forward contracts in order to seek to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

         For the 30-day period ended February 29, 1996, the annualized yields of the Fund's Class A shares and Class B shares were 1.13% and 0.45%, respectively. As of February 29, 1996, the average annual total returns of the Class A shares of the Fund for the one, five and ten year periods were 26.44%, 11.50% and 10.50%, respectively. As of February 29, 1996, the average annual returns for the Fund's Class B shares for the one year period and since inception on August 22, 1991 were 27.19% and 10.97%, respectively.

         The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:


                         Yield = 2([(a - b) + 1] 6 - 1)
                                      ---
                                      cd

Where:

     a=       dividends and interest earned during the period.

     b=       net expenses accrued during the period.

     c= the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

     d= the maximum offering price per share on the last day of the period (NAV where applicable).

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n _____
T = \ /ERV/P - 1

Where:

P =       a hypothetical initial investment of $1,000.

T =       average annual total return.

n =       number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and life-of-fund periods.

         In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sale charge from the distribution rate produces a higher rate.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of brokerage commissions are made by the Adviser and officers of the Fund pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and Trustees of the Adviser who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

         In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Advisers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended August 31, 1995, 1994 and 1993, the Fund paid negotiated brokerage commissions of $1,135,806, $373,133 and $369,686, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer, and an indirect shareholder of John Hancock Freedom Securities Corporation and its two subsidiaries, Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro") (each are "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or John Hancock Distributors. During the year ended August 31, 1995, the Fund did not execute any portfolio transactions with then affiliated brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

         The Fund's portfolio turnover rates for the fiscal years ended August 31, 1994 and 1995 were 195% and 99%, respectively. The Fund's relatively high portfolio turnover rate was due to changes in asset allocation between U.S. Treasury securities cash equivalents and GNMA certificates. These changes reflected the portfolio managers' changing assessment of market conditions and expectations in interest rate movements.

         Other investment advisory clients advised by the Adviser may also invest in the same securities and the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

         John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, IBT performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund for periods prior to August 31, 1995 in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                           Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                         STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                  JOHN HANCOCK

                             SOVEREIGN BALANCED FUND

                           CLASS A AND CLASS B SHARES

                                  Statement of
                             Additional Information


                                December 2, 1996

         This Statement of Additional Information provides information about John Hancock Sovereign Balanced Fund (the "Fund") a diversified series of John Hancock Investment Trust (the "Trust"), in addition to the information that is contained in the combined Growth and Income Fund's Prospectus dated December 2, 1996 (the "Prospectus").

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                1-(800)-225-5291


                                TABLE OF CONTENTS

                                                                        Page
Organization of the Fund .............................................    2
Investment Objectives and Policies ...................................    2
Investment Restrictions ..............................................   18
Ratings...............................................................   21
Those Responsible for Management .....................................   21
Investment Advisory and Other Services ...............................   30
Net Asset Value ......................................................   33
Distribution Contracts ...............................................   33
Initial Sales Charge on Class A Shares ...............................   35
Deferred Sales Charge on Class B Shares ..............................   38
Additional Services and Programs .....................................   40
Description of Fund Shares ...........................................   42
Tax Status ...........................................................   43
Calculation of Performance ...........................................   48
Brokerage Allocation .................................................   50
Transfer Agent Services ..............................................   52
Custody of Portfolio .................................................   52
Independent Auditors .................................................   53
Appendix..............................................................  A-1
Financial Statements .................................................  F-1

ORGANIZATION OF FUND

         The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on December 12, 1984. Prior to December 2, 1996, the Fund was a diversified series of John Hancock Sovereign Investors Fund, Inc.

         John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital without assuming what the Adviser believes to be undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. There is no assurance that the Fund's objectives will be achieved. The Fund will allocate its investments among different types and classes of securities in accordance with the Adviser's appraisal of economic and market conditions. Shareholder approval is not required to effect changes in the Fund's investment objectives.

         The Fund may invest in any type or class of security. At least 25% of the value of the Fund's total assets will be invested in fixed income senior securities. Fixed income securities may include both convertible and non-convertible debt securities and preferred stock, and only that portion of their value attributed to their fixed income characteristics, as determined by the Adviser, can be used in applying the 25% test. The balance of the Fund's total assets may consist of cash or (i) equity securities of established companies, (ii) equity and fixed income securities of foreign corporations, governments or other issuers meeting applicable quality standards as determined by the Fund's investment adviser, (iii) foreign currencies, (iv) securities that are issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities, (v) obligations and equity securities of banks or savings and loan associations (including certificates of deposit and bankers' acceptances); and (vi) to the extent available and permissible, options and futures contracts on securities, currencies and indices. Each of these investments is more fully described below. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets.

         While there is considerable flexibility in the investment quality and type of securities in which the Fund may invest, the Fund's investments in equity securities are limited to securities of companies who have (or whose predecessors have) been in business continuously for at least five years and have total assets of at least $10 million. Equity securities, for purposes of the Fund's investment policy, are limited to common stocks, preferred stocks, investment grade convertible securities and warrants. In addition, the Fund utilizes a strategy of investing only in those common stocks which have a record of having increased their shareholder dividend in each of the preceding ten or more years. This dividend performers strategy may be changed at any time.

         At least 75% of the Fund's total investments in fixed income securities (other than commercial paper) will be rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A or BBB). Fixed income securities rated Baa or BBB are considered medium grade obligations with speculative characteristics; and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

         The Fund diversifies its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry. The Fund's investments are subject to market fluctuation and the risks inherent in all securities. There is no assurance that the Fund will achieve its investment objectives.

         Assuming relatively stable economic conditions, it is anticipated that the annual portfolio turnover rate will not usually exceed 100%. However, under certain economic conditions, a higher turnover may be advisable to achieve the Fund's objectives.

         Investment in Foreign Securities. The Fund may invest up to 35% of its total assets in securities of foreign companies. The actual percentage that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

         Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, exproporiation, nationalization or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflaction, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

         These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

         Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

         Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlining securities or of access to income during this period as well as expense of enforcing its rights.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

         Financial Futures Contracts. The Fund may hedge its portfolio by selling financial futures contracts as an offset against the effect of expected increases in interest rates or declines in security or foreign currency values and by purchasing such futures contracts as an offset against the effect of expected declines in interest rates or increases in security or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate, securities market and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund will enter into financial futures contracts for hedging, speculative and other non-hedging purposes.

         Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

         Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security or currency and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of transactions in financial futures contracts, see the information under the caption "Tax Status" below.

         At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to the market its open financial futures positions.

         Successful hedging depends on the extent of correlation between the market for the underlying securities and the futures contract market for those securities or currency. There are several factors that will probably prevent this correlation from being perfect, and even a correct forecast of general interest rate, securities market or currency trends may not result in a successful hedging transaction. There are significant differences between the securities or currency markets and the futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt and equity securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated, and, thus, subject to greater fluctuation in price than higher-rated securities.

         A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, securities market or currency trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the futures position so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in the price of instruments underlying a futures contract may result in losses or gains in excess of the amount invested.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

         The Fund will not engage in a transaction in futures or options on futures for speculative purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's total assets. The risk of loss on futures transactions is potentially unlimited and may exceed the amount invested or of the premium received.

         Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

         Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

         Restrictions on Use of Futures Transactions and Options. The Fund intends to comply with CFTC Regulation 4.5 and thereby avoid the status of "commodity pool operator."

         When futures contracts or options thereon are purchased to protect against a price increase in securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. As an alternative to this test of bona fine hedging intent, a CFTC regulation permits the Fund to elect to comply with a different test, under which the Fund will not enter into a futures contract or purchase an option thereon for non-hedging purposes if immediately thereafter the initial margin deposits and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Fund's total assets.

         When the Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade liquid debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or S&P will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

         Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities and foreign currency in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may purchase listed and over-the-counter call and put options on securities and currency with an aggregate value not exceeding 5% of the Fund's total assets.

         The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or, if the exercise price of the covering call is greater than that of the call written, the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as or later than the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         As writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for the Fund's portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities, or high-grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

         In writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

         While transactions in options may reduce certain risks, they may entail other risks. Certain risks arise due to the imperfect correlations between movements in the price of options contracts and movements in the prices of the securities or currency underlying the contracts.

         The Fund's ability to use options to hedge or earn income successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes, currency rate fluctuations and other market factors. The success of hedging transactions will also depend on the degree of correlation between the options markets and the securities markets. The risk of loss on written options transactions is potentially unlimited and may exceed the amount invested or of the premium received. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, an options position because of position limits or limits on daily price fluctuations imposed by an exchange.

         Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

         Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

         The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its assets is invested in illiquid securities (including repurchase agreements which mature in more than seven days and options which are traded over-the-counter and their underlying securities), the Fund will bring its holdings of illiquid securities below the 15% limitation.

         Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund will not invest more than 50% of its assets in mortgage-backed securities.

         Forward Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount necessary to complete the contract. Those assets will be market to market daily and if the value of the securities in the separate account declines, additional cash or securities will be added so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

         Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

         Lower Rated High Yield "High Risk" Securities. Up to 25% of the Fund's total investments in fixed income securities may be in high yielding, fixed income securities rated as low as C by Moody's or S&P. These lower rated securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer.

         Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this

Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

         Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

         The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both kinds of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

         The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

         Investments in corporate fixed income securities may be in bonds, convertible debentures and convertible or non-convertible preferred stock. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The value of fixed income securities varies inversely with interest rates.

         Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

         Asset-Backed Securities. The Fund may invest a portion of its assets in asset- backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Services, Inc.) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

         Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

         Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

         Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's
Fundamental Investment Restriction,. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

         Short-Sales. The Fund may engage in short sales "against the box", as well as short sales to hedge against or profit from an anticipated deline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account and mark to market daily, cash or U.S. Government securities in accordance with applicable regulatory requirements.

         Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

         Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed.

As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

         Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in liquid securities. The Fund may purchase only those participation interest that mature in 60 days or less, or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days.

         Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

         Brady Bonds. The Fund may also invest in so-called "Brady Bonds." The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

         Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of the date of this Statement of Additional Information, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

         Short Term Trading and Portfolio Turnover. The Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for Government Obligations. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes.

         Defensive Investments. When the Adviser believes unfavorable investment conditions exist requiring the Fund to assume a temporary defensive investment posture, the Fund may hold cash or invest all or a portion of its assets in short-term instruments, including: short-term U.S. Government securities and repurchase agreements in respect thereof; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called Section 4(2) paper) rated at least A-2 by S&P or P-2 by Moody's or if unrated, considered by the Adviser to be of comparable quality. The Fund's temporary defensive investments may also include: debt obligations of U.S. companies rated at least A by S&P or Moody's or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a company whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least A by S&P or Moody's; and other short-term investments which the Adviser determines present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

         The Fund observes the fundamental restrictions listed in items (1) through (9) below.

         The Fund may not:

         (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

         (2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowings will reduce income available to shareholders.

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if the assets subject to such pledging, mortgaging or hypothecation do not exceed 33% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase or sell real estate or any interest therein, including real estate limited partnerships, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

         (6) Make loans, except for collateralized loans of portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of bonds, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

         (7) Buy or sell commodities, commodity contracts, puts, calls or combinations thereof, except futures contracts and options on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (9)      Purchase   securities  of  an  issuer  (other  than  the  U.S.
                  Government, its agencies or instrumentalities), if, with respect to 75% of the Fund's total assets,

                  (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, or,

                  (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

         Nonfundamental   Investment  Restrictions.   The  following  investment
restrictions are designated as nonfundamental and may be changed by the Trustees without shareholders' approval.

         The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain, without the payment of any additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c) Purchase securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Trust or the directors or officers of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

(d) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Trustees, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

(e) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

(f) Invest for the purpose of exercising control over or management of any company.

(g) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

(h) Purchase any security, including any repurchase agreement maturing in more than 7 days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission may consider over-the-counter options to be illiquid securities subject to the 15% limit.)

(i) Purchase interests in oil, gas or other mineral leases or exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

(j) Purchase a security if, as a result, more than 15% of the Fund's assets would be invested in securities which are restricted as to disposition; however, this policy will not restrict the acquisition of restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 or to foreign securities purchased in accordance with Regulation S under the Securities Act of 1933.

         In order to permit the sale of shares of the Fund in certain states, the Trustees may, in its sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at its sole discretion, revoke such policy. The Fund has agreed with state securities administrators that it will not purchase the following securities:

         The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with rule 1301:6-3-09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

RATINGS

         As described in this Statement of Additional Information, at least 75% of the Fund's investments in fixed income securities will be comprised of securities in the four highest applicable ratings of S&P and Moody's or their equivalent or unrated securities deemed of comparable quality by the Adviser. See the Appendix attached to this Statement of Additional Information, which describes the characteristics of the securities in the various categories.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or directors of the Adviser or officers or directors of John Hancock Funds, Inc. ("John Hancock Funds") the Fund's principal distributor.

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Investor Services
                                                                                Corporation ("Investor Services"),
                                                                                First Signature Bank and Trust
                                                                                Company and Sovereign Asset
                                                                                Management Corporation
                                                                                ("SAMCorp."); Director, John
                                                                                Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science; Vice
                                                                                Chairman and President, the Adviser
                                                                                (until July 1992); Chairman, John
                                                                                Hancock Distributors, Inc. (until
                                                                                April, 1994).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       22


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Thomas W.L. Cameron *                   Trustee (1)                             Chairman and Director, Sovereign
Interstate/Johnson Lane                                                         Advisers, Inc.; Senior Vice
1892 Andell Bluff Blvd.                                                         President, Interstate/Johnson Lane
Johns Island, SC  29455                                                         Corp. (securities dealer).
February 1927

James F. Carlin                         Trustee (3)                             Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual Insurance Company
                                                                                (insurance), Consolidated Group
                                                                                Trust (insurance administration),
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995) Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (since 1995);
                                                                                Receiver, the City of Chelsea (until
                                                                                August 1992).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.











                                       23


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

William H. Cunningham                   Trustee (3)                             Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company);
                                                                                Director, Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Texas Commerce Bank - Austin.

Charles F. Fretz                        Trustee (3)                             Retired; self employed; Former Vice
RD #5, Box 300B                                                                 President and Director, Towers,
Clothier Springs Road                                                           Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                              (international management
June 1928                                                                       consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                             Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       24

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Anne C. Hodsdon *                       President and Director (1, 2)           President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser; Director,
Boston, MA  02199                                                               The Berkeley Group, John Hancock
April 1953                                                                      Funds, Investor Services (since
                                                                                October 1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).

Charles L. Ladner                       Trustee (3)                             Director, Energy North, Inc. (public
UGI Corporation                                                                 utility holding company) (until
P.O. Box 858                                                                    1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                         Corp. Holding Company Public
February 1938                                                                   Utilities, LPGAS.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.















                                       25

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                             Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board and Chief Executive
                                                                                Officer, Linbeck Construction
                                                                                Corporation; Director, PanEnergy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm) (1980-1993);
                                                                                Former Director, Greater Houston
                                                                                Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                             Director and Secretary, The McCarter
1230 Brentford Road                                                             Corp. (machine manufacturer).
Malvern, PA  19355
May 1928

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       26

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                          Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  33942                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Investor Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurnace Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993),

Norman H. Smith                         Trustee (3)                             Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       27

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

John P. Toolan                          Trustee (3)                             Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1930                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Investor
                                                                                Services, SAMCorp., Insurance
                                                                                Agency, Inc., Southeastern Thrift &
                                                                                Bank Fund and NM Capital; Senior
                                                                                Vice President, The Berkeley Group;
                                                                                President, the Adviser (until
                                                                                December 1994);


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       28

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James B. Little                         Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Investor Services.
February 1935
Susan S. Newton                         Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Investor Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Investor Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

         As of October 31, 1996, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and to the knowledge of the registrant, no persons owned of record or beneficially 5% or more of any class of the registrant's outstanding securities.

         The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's most recently completed fiscal year. The four non-independent Trustees, Messrs. Boudreau, Cameron, Scipione and Ms. Hodsdon and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Fund for their services.


                                                          Total Compensation
                                   Aggregate              From the Fund and
        Independent              Compensation             John Hancock Fund
         Trustees                From the Fund          Complex to Trustees(1)
         --------                -------------          ----------------------

James F. Carlin                    $ 1,777                  $ 60,700
Charles F. Fretz                     2,568                    56,200
Harold R. Hiser, Jr.*                 ----                    60,200
Charles L. Ladner                    1,510                    60,700
Patricia P. McCarter                 1,510                    60,700
Steven R. Pruchansky                 1,560                    62,700
Norman H. Smith                      1,560                    62,700
John P. Toolan*                       ----                    60,700
                                   $10,485                  $627,500

(1) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995. As of this date there were sixty-one funds in the John Hancock Fund Complex, of which each of the Independent Trustees served as Directors or Trustees of thirty-three funds.

* As of December 31, 1995, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Hiser was $31,324 and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees.


INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The

Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from S&P and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Fund has entered into an investment management contract with the Adviser, under which the Adviser provides the Fund with a continuous investment program, consistent with the Fund's stated investment objective and policies. The Adviser is responsible for the day to day management of the Fund's portfolio assets.

         No person other than the Adviser and its directors and employees regularly furnish advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund, including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act (the "Independent Trustees") and the continuous public offering of the shares of the Fund are borne by the Fund but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds.

         As discussed in the Prospectus and as provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, based on an annual rate of 0.60% of the average of the daily net assets of the Fund. From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below any such limit.

         Investment Advisory fees to the Adviser during the fiscal year ended December 31, 1995, 1994 and 1993 amounted to $891,221, $864,666 and $474,915, respectively.

         The Fund compensates the Adviser for performing necessary tax and financial management services. The compensation for 1996 is estimated to be an annual rate of 0.01875% of the average net assets of the Fund.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or any affiliate provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the investment management contract.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") which is an indirect wholly-owned subsidiary of the Life Company. The service agreement provides that SAMCORP will provide to the Adviser certain portfolio management services with respect to the equity securities held in the portfolio of the Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Fund. Subject to the supervision of the Adviser, SAMCORP furnishes the Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Fund's portfolio; furnishes the Fund with research, economic and statistical data in connection with the Fund's equity investments; and places orders for transactions in equity securities.

         The Adviser pays to SAMCORP 40% of the monthly investment management fee received by the Adviser with respect to the equity securities held in the portfolio of the Fund during such month. The fees paid by the Fund to the Adviser under the investment management contract are not affected by this arrangement.

         During the fiscal years ended December 31, 1995, 1994 and 1993, the Adviser paid SAMCORP the sum of $118,896, $105,821, and $73,242, respectively, in connection with the service agreement with SAMCORP.

         The investment management contract and the distribution contract discussed below continue in effect from year to year if approved annually by vote of a majority of the Independent Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each contract automatically terminates upon assignment. Each contract may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects their value.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

         The Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

DISTRIBUTION CONTRACTS

         The Fund has entered into a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. Upon notice to all Selling Brokers, John Hancock Funds may allow them up to the full applicable sales charge during periods specified in such notice. During these periods, Selling Brokers may be deemed to be underwriters as that term is defined in the 1933 Act. The sales charges are discussed further in the Prospectus.

         The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward together with interest on the balance of these unreimbursed expenses, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

         For the year ended December 31, 1995, an aggregate of $3,097,061 of distribution expenses or 3.7% of the average net assets of Class B shares were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees.

         Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

         During the fiscal year ended December 31, 1995 the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Funds.

                                  Expense Items


                                      Printing and                           Expenses of       Interest
                                       Mailing of          Compensation          John        Carrying or
                                      Prospectus to             to             Hancock      Other Finance
                    Advertising     New Shareholders     Selling Brokers        Funds          Charges
                    -----------     ----------------     ---------------        -----          -------
Class A Shares        $33,515            $3,846              $98,915           $59,699          None
Class B Shares        $53,861            $4,475              $328,674          $83,603        $351,388

         Each of the Plans provides that it will continue in effect only so long as their continuance is approved at least annually by the Trustees and by the Independent Trustees. Each of the Plans provides that it may be terminated without penalty (a) by a vote of a majority of the Independent Trustees (b) by a vote of a majority of the Fund's outstanding shares of the applicable class having voting rights with respect to the Plan upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans also provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

         Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

         The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Investor Services Corporation ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

         Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

         Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.
o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.
o A Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.
o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
o        A member of an approved affinity group financial services plan.
o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

           Amount Invested                                         CDSC Rate
           ---------------                                         ---------
           $1 to$4,999,999                                           1.00%
           Next $5 million to $9,999,999                             0.50%
           Amounts of $10 million and over                           0.25%

         Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares already held by such person.

         Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

         Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRA's, SEP, TSA, 401(k) plans, 403(b) plans, and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period within 13 or 48 months, the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

         Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

         Class A shares may also be purchased without an initial sales charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

         When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to

$12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*         Proceeds of 50 shares redeemed at $12 per share                  $600
*         Minus proceeds of 10 shares not subject to CDSC
          (dividend reinvestment)                                          -120
*         Minus appreciation on remaining shares (40 shares X $2)           -80
                                                                           -----
*         Amount subject to CDSC                                           $400

         Proceeds from the CDSC are paid to Investor Services and are used in whole or in part by Investor Services to defray its expenses related to providing distribution- related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

         Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.
* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*        Redemptions due to death or disability.
* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.
* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

         For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.
*        Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).
* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

---------------------------------------------------------------------------------------------------------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-Retirement
Distribution          (401(k), MPP,                                           Rollover
                      PSP)
---------------------------------------------------------------------------------------------------------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
---------------------------------------------------------------------------------------------------------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                 Waived               Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan   Not Waived           Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships             Waived               Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

ADDITIONAL SERVICES AND PROGRAMS

         Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of the Fund for shares of the same class in any other John Hancock fund offering that class.

         Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund's shares. Since the redemption price of the Fund's shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

         Monthly Automatic Accumulation Program (MAAP). This program in the Prospectus. The program, as it relates to automatic investment drafts, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

                  The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

                  The Program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the processing date of any investment.

         Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock funds, subject to the minimum investment limit in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and such new shares will continue to be subject to the CDSC. For purposes of determining the amount of any CDSC imposed upon a subsequent redemption, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described below.

DESCRIPTION OF FUND SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

 A shareholders account is goverend by the laws of The Commonwealth of Massachusetts.

TAX STATUS

         Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, certain foreign currency futures and options, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including certain currency positions or derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

         If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate there adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The amount of net realized capital gains, if any, in any given year will result from sales of securities or transactions in options or futures made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares.

         Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The Fund has $259,999 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The carryforward expires December 31, 2002.

         For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures contracts, and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options, foreign currency positions and foreign currency forward contracts. Certain of these transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or, in the case of certain currency forwards, options, or futures, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Also, some of the Fund's losses on its transactions involving options, futures and forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures and forward contracts (including consideration of any available elections) in order to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund. The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

         The average annual total return is determined separately for each class of shares at June 30, 1996 with all distributions reinvested in shares. The average annualized total returns for Class A shares for the 1-year period and since the Fund's inception on October 5, 1992, were 9.99% and 8.72%, respectively, and reflect payment of the maximum sales charge of 5.00%. The average annualized total returns for Class B shares for the 1-year period and since the Fund's inception on October 5, 1992, were 9.95% and 9.07%, respectively, and reflects applicable contingent deferred sales charge (maximum contingent deferred sales charge of 5% declines to 0% over six years).

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                     n _____
                                T = \ /ERV/P - 1

Where:

         P =       a hypothetical initial investment of $1,000.

         T =       average annual total return.

         n =       number of years.

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-fund periods.

         Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

                        Yield = 2 ([(a - b) + 1] 6 - 1)
                                      ---
                                      cd

Where:

a =      dividends and interest earned during the period.

b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).

c = the average daily number of shares outstanding during the period that would be entitled to receive dividends.

d =      the maximum offering price per share on the last day of the period.

         The Class A and Class B shares' yield at June 30, 1996 was 2.87% and 2.32%, respectively. Both total return and yield calculations for Class A shares include the effect of paying the maximum sales charge of 5.00%. Investments at lower sales charges would result in higher performance figures. Both total return and yield for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will differ; the Fund will include the total return and yield of both classes in any advertisement or promotional material including Fund performance data. The value of Fund shares, when redeemed, may be more or less than their original cost. Both total return and yield are historical calculations and are not an indication of future performance.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper-Fund Performance Analysis," a publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTION ASSOCIATES will also be utilized as well as the RUSSELL and WILSHIRE indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities of the Fund are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser, which consists of directors of the Adviser and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

         In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Board of Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid brokerage commissions in the amount of $187,534, $106,785 and $163,746, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to these policies as the Board may adopt from time to time.

         For the fiscal year ended December 31, 1995, the Fund paid commissions in the amount of $40,621 to compensate brokers for research services evaluations of securities.

         The Adviser's indirect parent, the Life Company, is an indirect shareholder of Tucker Anthony Incorporated and Sutro & Company, Inc. and the indirect sole shareholder of John Hancock Distributors, which are all broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Board of Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ending December 31, 1995, 1994 and 1993, the Fund did not execute any portfolio transactions with Affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on securities or commodities exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board of Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Board believes to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust, the Adviser or the Affiliated Broker. Any such transactions would be subject to a good faith determination by the Trustees that the compensation paid to Affiliated Brokers is fair and reasonable. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not engage in principal transactions with Affiliated Brokers.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

         John Hancock Investors Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services an annual fee for Class A shares of $19.00 per shareholder account and for Class B shares of $22.50 per shareholder account, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Company performs custody, portfolio and fund accounting services. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

INDEPENDENT AUDITORS

         The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Fund's annual financial statements and prepare the Fund's income tax returns.

                                    APPENDIX

Moody's describes its ratings for fixed income securities as follows:

Fixed income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Fixed income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they are generally referred to as "high grade" obligations. They are rated lower than the best fixed income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Fixed income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Fixed income securities which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes fixed income securities in this class.

Fixed income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Fixed income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Fixed income securities which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fixed income securities which are rated "C" are the lowest rated class of fixed income securities and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its ratings for fixed income securities as follows:

Fixed income securities rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Fixed income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Fixed income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed income securities in higher rated categories.

Fixed income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed income securities in this category than in higher rated categories.

Fixed income securities rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such fixed income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated "P-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "P-1" repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "P-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

"A-1." This designation indicates that the degree of safety regarding timely payment is very strong.

"A-2." Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

"A-3." Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Quality Distribution

The average quality distribution of the portfolio for the fiscal year ended December 31, 1995 was as follows:

                    Y-T-D                               Rating                      Rating Assigned
   Security        Average             % of           Assigned by       % of         Assigned by           % of
    Rating          Value            Portfolio          Adviser       Portfolio        Service           Portfolio
AAA             $23,631,725            16.0%               0            0.05         $23,631,725           16.0%
AA                3,340,775             2.2%               0            0.0%           3,340,775            2.2%
A                 9.990.026             6.8%               0            0.0%           9,990,026            6.8%
BAA               8,349,007             5.6%               0            0.0%           8,349,007            5.6%
BA                5,156,810             3.5%               0            0.0%           5,156,810            3.5%
B                 7,779,377             5.3%               0            0.0%           7,779,377            5.3%
CAA                       0             0.0%               0            0.0%                   0            0.0%
CA                        0             0.0%               0            0.0%                   0            0.0%
C                         0             0.0%               0            0.0%                   0            .00%
D                         0             0.0%               0            0.0%                   0            0.0%
                ================================================================================================
                          0
Debt             58,247,720            39.4%               0            0.0%          58,247,720           39.4%
Securities
                          0
Equity           84,752,103            57.5%
Securities
                          0
Short-Term        4,512,692             3.1%
Securities
                          0
Total           147,512,515           100.0%
Portfolio
                          0
Other               997,940
Assets-Net
                          0
Net Assets      148,510,455
                ===========

                                  JOHN HANCOCK
                            SOVEREIGN INVESTORS FUND

                       CLASS A, CLASS B and CLASS C SHARES

                                  Statement of
                             Additional Information

                                December 2, 1996

         This Statement of Additional Information provides information about John Hancock Sovereign Investors Fund (the "Fund") a diversified series of John Hancock Investment Trust (the "Trust"), in addition to the information that is contained in the combined Growth and Income Fund's Prospectus for Class A and Class B shares, dated December 2, 1996, and in the Fund's Prospectus for Class C shares, dated December 2, 1996 (the "Prospectuses").

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectuses, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                1-(800)-225-5291

                                TABLE OF CONTENTS

                                                                         Page
Organization of the Fund ..............................................    2
Investment Objective and Policies .....................................    2
Investment Restrictions ...............................................    8
Those Responsible for Management ......................................   11
Investment Advisory and Other Services ................................   20
Distribution Contracts ................................................   22
Net Asset Value .......................................................   24
Initial Sales Charge on Class A Shares ................................   25
Deferred Sales Charge on Class B Shares ...............................   28
Special Redemptions ...................................................   32
Additional Services and Programs for Class A and Class B Shares........   32
Description of the Fund's Shares ......................................   33
Tax Status ............................................................   35
Calculation of Performance ............................................   40
Brokerage Allocation ..................................................   42
Transfer Agent Services ...............................................   44
Custody of Portfolio ..................................................   44
Independent Auditors ..................................................   45
Appendix...............................................................  A-1
Financial Statements ..................................................  F-1

ORGANIZATION OF THE FUND

         The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on December 12, 1984. Prior to December 2, 1996, the Fund was a diversified series of John Hancock Sovereign Investors Fund, Inc.

         John Hancock Advisers, Inc. (the "Adviser") is the investment adviser. The Adviser is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide long-term growth of capital and of income without assuming undue market risks. There is no assurance that the Fund's objective will be attained. At times, however, because of market conditions, the Fund may invest primarily for current income. The Fund will make investments in different types and classes of securities in accordance with the Board of Trustees' and the Adviser's appraisal of economic and market conditions. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions, and the availability of investments in the equity and fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon management's judgment of what might best achieve the Fund's investment objectives. The securities held by the Fund are under continuous study by the Adviser. They are selected because they are considered by the management to contribute to the possible achievement of the Fund's objective. They are held or disposed of in accordance with the results of a continuing examination of their merit.

         The Fund currently uses a strategy of investing only in those common stocks which have a record of having increased their dividend payout in each of the preceding ten or more years. This dividend performers strategy can be changed at any time.

         The Fund has adhered to this philosophy since 1979. By investing primarily in these companies, the portfolio management team focuses on investments with characteristics such as: a strong management team that has demonstrated leadership through changing market cycles; financial soundness as evidenced by consistently rising dividends and profits, strong cash flows, high return on equity and a balance sheet showing little debt; and strong brand recognition and market acceptance, backed by proven products and a well-established, often global, distribution network.

         The Fund may hold all common stocks or for more defensive purposes it may hold high grade liquid preferred stocks and debt securities or cash. In addition, temporary investments in short term debt securities may be made so as to receive a return on excess cash.

         The investment policy of the Fund is to purchase and hold securities for capital appreciation and investment income, although there may be a limited number of short- term transactions incidental to the pursuit of its investment objective. The Fund may make portfolio purchases and sales to the extent that in its Board's opinion, relying on the Adviser or independently, such transactions are in the interest of shareholders.

         Portfolio turnover rates for the past three fiscal years were: 1993, 46%, 1994, 45% and 1995, 46%.

         The Fund endeavors to achieve its objective by utilizing experienced management and generally investing in securities of seasoned companies in sound financial condition. While there is considerable flexibility in the investment grade and type of security in which the Fund may invest, a company or its predecessors must have been in continuous business for at least five years and must have total assets of at least $10,000,000 before its securities can be purchased by the Fund. The Fund has not purchased securities of real estate investment trusts and has no present intention of doing so in the future.

Restricted Securities. Although the Fund has authority to purchase to a limited extent "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), the Fund did not do so in its past fiscal year and has no current intention of doing so, except that the Fund may in the future invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities that they are liquid then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund does not intend to invest more that 5% of its net assets in Rule 144A securities in the coming year.

Diversification. The Fund's investments are diversified in a broad list of issues, representing many different industries. Although diversification does not eliminate market risk, it may tend to reduce it. At the same time, holdings of a large number of shares in any one company are avoided. Thus, during periods when general economic and political conditions are subject to rapid changes, it may be appropriate to effect rapid changes in the Fund's investments. This can be more readily accomplished by limiting the amount of any one investment.

         As is common to all securities investments, the stock of this managed diversified Fund is subject to fluctuation in value; its portfolio will not necessarily prove a defense in periods of declining prices or lead the advance in rising markets. The Fund's management will endeavor to reduce the risks encountered in the use of any single investment by investing the assets of the Fund in a widely diversified group of securities. Diversification, however, will not necessarily reduce inherent market risks. Securities are selected mainly for their investment character, based upon generally accepted elements of intrinsic value including industry position, management, financial strength, earning power, ready marketability and prospects for future growth.

Concentration. The Fund's policy is not to concentrate its investments in any one industry, but investments of up to 25% of its total assets at market value may be made in a single industry. This limitation may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

Lower Rated High-Yield "High Risk" Debt Obligations. The Fund may invest less than 5% of its net assets in debt securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories.

         Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possiblity of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

         Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investment, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

         The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Options and Futures. The Fund may not invest in futures contracts or sell call or put options. The Fund has authority to purchase put and call options, although the Fund has no present intention of doing so in the coming fiscal year.

Government Securities. The Fund may also invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds
("Fannie  Maes") and the  Student  Loan  Marketing  Association  Bonds  ("Sallie
Maes"). Ginnie Maes, Freddie Macs, Fannie Maes and Sallie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

         Mortgage-backed securities have stated maturities of up to thirty years when they are issued depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time such payments are received by the Fund for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights  and  Warrants.  The Fund may  purchase  warrants  and  rights  which are securities  permitting,  but  not  obligating,  their  holder  to  purchase  the
underlying   securities  at  a  predetermined   price,  subject  to  the  Fund's
Fundamental Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlining securities or lack of access to income during this period, as well as, the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when- issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information, means approval by the lesser of (1). The holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

         The Fund observes the following fundamental investment restriction. The Fund may not:

         (1) The Fund may not, with respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer.

         (2) The Fund may not issue senior securities, except as permitted by paragraphs (3) and (7) below. For purposes of this restriction, the issuance of shares of common stock in multiple classes, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

         (3) The Fund may not borrow money except in connection with the sale or resale of its capital stock.

         (4) The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) The Fund may not purchase or sell real estate, or any interest therein, including real estate mortgage loans, except that the Fund may: (i) hold and sell real estate acquired as the result of its ownership of securities, or (ii) invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other that real estate limited partnerships) that invest in real estate or interests therein.

         (6) The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 331/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) The Fund may not purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) The Fund may not purchase securities of an issuer conducting its principal activity in any particular industry if immediately after such purchase the value of the Fund's investments in all issuers in this industry would exceed 25% of its total assets taken at market value.

Non Fundamental Investment Restrictions. The following restrictions may be changed by the Trustees without shareholder approval.

                  The Fund may not:

         (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any investment adviser to the Fund in order to save commissions or to average prices among the accounts, and the participation of the Fund as a part of a group bidding for the purchase of tax exempt bonds shall not be deemed to result in participation in a securities trading account.

         (b) Purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         (d) Purchase a security of a company unless it or its predecessors have been in continuous business for at least five years, and unless its most recent balance sheet shows at least $10,000,000 total assets.

         (e)      Invest  for  the  purpose  of   exercising   control  over  or
                  management of any company.

         (f) Purchase warrants of any issuer, if as a result, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the Fund's total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

         (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 1/2 of 1% and together own beneficially more than 5% of the securities of such issuer.

         (h) Purchase interests in oil, gas or other mineral lease exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (i) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission currently considers over-the-counter options to be illiquid securities subject to the 15% limit.)

         (j)      Write put or call options.

         (k) Purchase put and call options (other than protective put options) if, as a result, the value of the Fund's aggregate investment in such options would exceed 5% of its total assets.

         (l)      Purchase interests in real estate limited partnerships.

         (m) No officer or Trustee of the Fund may take a short position in the shares of the Fund, withhold orders or buy shares in anticipation of orders.

         (n) No security of a bank or trust company may be purchased unless it is a domestic corporation, and has combined capital, surplus and undivided profits of at least $20,000,000.

         In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy. The Fund has agreed with state securities administrators that it will not purchase the following securities:

         The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with Rule 1301:6-3-09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

         Because investments in securities of other investment companies may result in duplication of certain fees and expenses, the Fund will invest in such securities only when, in the Adviser's opinion, the anticipated return on such securities justifies any such additional expense.


THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Adviser or officers or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds,").

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Investor Services
                                                                                Corporation ("Investor Services"),
                                                                                First Signature Bank and Trust
                                                                                Company and Sovereign Asset
                                                                                Management Corporation
                                                                                ("SAMCorp."); Director, John
                                                                                Hancock Freedom Securities
                                                                                Corporation, John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science; Vice
                                                                                Chairman and President, the Adviser
                                                                                (until July 1992); Chairman, John
                                                                                Hancock Distributors, Inc. (until
                                                                                April, 1994).


-------------------
*    Trustee may be deemed to be an "interested person" of the Corporation as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. Under the Corporation's charter, the
     Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       12

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Thomas W. L. Cameron*                   Trustee (1)                             Chairman and Director, Sovereign
Interstate/Johnson Lane                                                         Advisers, Inc.; Senior Vice
1982 Andell Bluff Blud.                                                         President Interstate/Johnson Line
Johns Island, SC  29455                                                         Corp. (securities dealer).

James F. Carlin                         Trustee (3)                             Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual Insurance Company
                                                                                (insurance), Consolidated Group
                                                                                Trust (insurance administration),
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995) Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (since 1995);
                                                                                Receiver, the City of Chelsea (until
                                                                                August 1992).

William H. Cunningham                   Trustee (3)                             Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company);
                                                                                Director, Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Texas Commerce Bank - Austin.

Charles F. Fretz                        Trustee (3)                             Retired; self employed; Former Vice
RD #5, Box 300B                                                                 President and Director, Towers,
Clothier Springs Road                                                           Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                              (international management
June 1928                                                                       consultants) (1952-1985).


-------------------
*    Trustee may be deemed to be an "interested person" of the Corporation as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. Under the Corporation's charter, the
     Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       13

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Harold R. Hiser, Jr.                    Trustee (3)                             Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).

Anne C. Hodsdon *                       President and Director (1, 2)           President and Chief Operating
101 Huntington Avenue                                                           Officer, the Adviser; Director, The
Boston, MA  02199                                                               Berkeley Group, John Hancock Funds,
April 1953                                                                      Investor Services (since October
                                                                                1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).

Charles L. Ladner                       Trustee (3)                             Director, Energy North, Inc. (public
UGI Corporation                                                                 utility holding company) (until
P.O. Box 858                                                                    1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                         Corp. Holding Company Public
February 1938                                                                   Utilities, LPGAS.











-------------------
*    Trustee may be deemed to be an "interested person" of the Corporation as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. Under the Corporation's charter, the
     Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       14

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                             Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board and Chief Executive
                                                                                Officer, Linbeck Construction
                                                                                Corporation; Director, PanEnergy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm) (1980-1993);
                                                                                Former Director, Greater Houston
                                                                                Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                             Director and Secretary, The McCarter
1230 Brentford Road                                                             Corp. (machine manufacturer).
Malvern, PA  19355
May 1928





-------------------
*    Trustee may be deemed to be an "interested person" of the Corporation as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. Under the Corporation's charter, the
     Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       15

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                          Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  33942                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Investor Services, John
August 1937                                                                     Hancock Distributors, Inc., John
                                                                                Hancock Subsidiaries, Inc., John
                                                                                Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993), SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director JH Networking
                                                                                Insurance Agency, Inc.

Norman H. Smith                         Trustee (3)                             Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).



-------------------
*    Trustee may be deemed to be an "interested person" of the Corporation as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. Under the Corporation's charter, the
     Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       16

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

John P. Toolan                          Trustee (3)                             Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1050                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).

Robert G. Freedman *                    Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Investor
                                                                                Services, SAMCorp., and NM Capital;
                                                                                Senior Vice President, The Berkeley
                                                                                Group; President, the Adviser (until
                                                                                December 1994);

James B. Little *                       Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Investor Services.
February 1935


-------------------
*    Trustee may be deemed to be an "interested person" of the Corporation as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. Under the Corporation's charter, the
     Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       17

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Susan S. Newton *                       Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Investor Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

John A. Morin *                         Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Investor Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

James J. Stokowski *                    Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946







-------------------
* Trustee may be deemed to be an "interested person" of the Corporation as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. Under the Corporation's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

         As of October 31, 1996, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of each class of the Fund and as of the same date the following shareholders beneficially owned 5% of or more of the outstanding shares of the Fund:

                                                                                      Percentage of
                                                             Number of Shares of      Total Outstanding
Name and Address of                    Class of              Beneficial               Shares of the Class
Shareholder                            Shares                Interest Owned           of the Fund
-----------                            ------                --------------           -----------
Mellon Bank Trustee                    Class C shares        1,032,711                     77.29%
California Savings Plus Program
457 Plan A/C CSPF0135002
Attn:  Bob Stein
1 Cabot Rd.
Medford, MA  02155-5158

Mellon Bank Trustee                    Class C shares          303,150                     22.69%
California Savings Plus Program
401(K) Thrift Plan A/C CSPF0035002
Attn:  Bob Stein
1 Cabot Rd.
Medford, MA  02155-5158


         The following table provides information regarding the compensation paid by the Fund during its most recently completed fiscal year and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs Boudreau, Cameron, Scipione and Ms. Hodsdon and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Fund for their services. Mr. Cameron resigned effective December 31, 1996. Messrs. Cunningham and Linbeck were not Trustees of the Fund during its most recently completed fiscal year and are therefore not included in the following table.

                                                         Total Compensation
                                   Aggregate             From the Fund and John
                                   Compensation From     Hancock Fund Complex
Independent Trustees               the Fund(2)           to Trustees(1)(2)
--------------------               --------              -----------------
James F. Carlin                     $ 15,878                $ 60,700
Charles F. Fretz                      22,758                  56,200
Harold R. Hiser, Jr.+                 25,266                  60,200
Charles L. Ladner                     13,422                  60,700
Patricia P. McCarter                  13,422                  60,700
Steven R. Pruchansky                  13,865                  62,700
Norman H. Smith                       13,865                  62,700
John P. Toolan+                       13,422                  60,700
                                    --------                --------
                                    $131,898                $484,600

(1) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

(2)  Compensation is for the fiscal year ended December 31, 1995.

+ As of December 31, 1995, the value of the aggregate accrued deferred compensation from all funds in the John Hancock fund complex for Mr. Hiser was $31,324 and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees.


INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199- 7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries highest ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund
(i) with a continuous investment program, consistent with the Fund's stated investment objective and policies; and (ii) supervision of all aspects of the Fund's operations except those delegated to a custodian, transfer agent or other agent. The Adviser is responsible for the day to day management of the Fund's portfolio assets.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Fund who are not "interested persons," as such term is defined in the Investment Company Act but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund.

         As discussed in the Class A and Class B Prospectus and as provided by the investment management contract, the Fund pays the Adviser quarterly an investment management fee, which is accrued daily, based on a stated percentage of the average of the daily net assets of the Fund.

         Investment advisory fees paid to the Adviser in 1995, 1994 and 1993 amounted to $8,017,834, $7,452,980 and 6,750,790, respectively. The Adviser paid SAMCorp the sum of $2,672,150 in 1993, $2,997,156 in 1994 and $3,232,490 in
1995.

         From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

         In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where the Fund is registered to sell shares of common stock, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate any remaining excess expenses to the extent required by law. Currently, the most restrictive limit applicable to the Fund is 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2% of the next $70,000,000 of such assets and 1.5% of the remaining average daily net assets.

         Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the investment management contract.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCorp"), which is an indirect wholly-owned subsidiary of the Life Company. The service agreement provides that SAMCorp will provide to the Adviser certain portfolio management services with respect to the securities held in the portfolio of the Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Fund. Subject to the supervision of the Adviser, SAMCorp furnishes the Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Fund's portfolio; furnishes the Fund with research, economic and statistical data in connection with the Fund's equity investments; and places orders for transactions in equity securities.

         The Adviser pays to SAMCorp 40% of the quarterly investment management fee received by the Adviser with respect to the Fund during such quarter. The fees paid by the Fund to the Adviser under the investment management contract are not affected by this arrangement.

         The investment management contract and the distribution contract continue in effect from year to year thereafter if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. The contract automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.


DISTRIBUTION CONTRACTS

         The Fund has entered into a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. Upon notice to all selling Brokers, John Hancock Funds may allow them up to the full applicable sales charge during periods specified in such notice. During these periods, Selling Brokers my be deemed to be underwriters as that term is defined in the 1933 Act. The sales charges are discussed further in the Prospectus.

         The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% for Class A and Class B, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributor) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

         Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

         During the fiscal year ended December 31, 1995, the Fund paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                  Expense Items

                                      Printing and
                                      Mailing of                                       Interest
                                      Prospectus      Compensation     Expenses of     Carrying or
                                      to New          to Selling       John Hancock    Other Finance
                       Advertising    Shareholders    Brokers          Funds           Charges
                       -----------    ------------    -------          -----           -------
Sovereign
Investors Fund
--------------
Class A Shares          $459,536       $28,722         $1,921,699       $1,135,643       None
Class B Shares          $179,770       $13,303         $  531,451       $  438,931     $744,118

         Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by the Board of Trustees and by the Independent Trustees. Each of the Plans provides that it may be terminated without penalty (a) by a vote of a majority of the Independent Trustees (b) by a vote of a majority of the Fund's outstanding shares of the applicable class having voting rights with respect to the Plan upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans also provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

         Class C shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class C shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A or Class B Plans.


NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV.

         The (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M.Eastern Time) by dividing a class's net assets by the number of its shares outstanding.


INITIAL SALES CHARGE ON CLASS A SHARES

         Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

         The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Investor Services Corporation ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a Trustee or other fiduciary purchasing for a single Fund, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Trustees of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharings or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o    A member of an approved affinity group financial services plan.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant-directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                  CDSC Date
         ---------------                                  ---------

         $1 to $4,999,999                                   1.00%
         Next $5 million to $9,999,999                      0.50%
         Amounts of $10 million and over                    0.25%

         Class A shares may also be purchased without an initial sales charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Class A and Class B Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales loads are also applicable to investments made over a specified period pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen
(13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, 401(k), 403(b) (including TSAs) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period within 13 or 48 months, the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

         Because Class C shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class C investors, with the following exception:

Combination Privilege. As explained in the Prospectus for Class C Shares, a Class C investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class C shares of the Fund and Class C shares of any other John Hancock Fund exceeds $1,000,000.


DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Class A and Class B Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six- year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

         When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

         You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                   $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                           -120
*        Minus appreciation on remaining shares (40 shares X $2)            -80
                                                                           ----
*        Amount subject to CDSC                                            $400

         Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by Investor Services to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees enables the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Class A and Class B Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

*    Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

         For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code of 1986, as amended (the "Code")) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

-------------------------------------------------------------------------------------------------------------------
Type of               401(a) Plan           403(b)            457              IRA, IRA           Non-retirement
Distribution          (401(k), MPP,                                            Rollover
                      PSP)
-------------------------------------------------------------------------------------------------------------------
Death or              Waived                Waived            Waived           Waived             Waived
Disability
-------------------------------------------------------------------------------------------------------------------
Over 70 1/2           Waived                Waived            Waived           Waived for         12% of account
                                                                               mandatory          value annually in
                                                                               distributions or   periodic payments
                                                                               12% of acct.
                                                                               value annually
                                                                               in periodic
                                                                               payments
-------------------------------------------------------------------------------------------------------------------
Between 59 1/2        Waived                Waived            Waived           Waived for Life    12% of account
and 70 1/2                                                                     Expectancy or      value annually in
                                                                               12% of acct.       periodic payments
                                                                               value annually
                                                                               in periodic
                                                                               payments
-------------------------------------------------------------------------------------------------------------------
Under 59 1/2          Waived                Waived for        Waived for       Waived for         12% of account
                                            annuity           annuity          annuity payments   value annually in
                                            payments 72(+)    payments 72(+)   72(+) or 12% of    periodic payments
                                            or 12% of acct.   or 12% of        acct. value
                                            value annually    acct. value      annually in
                                            in periodic       annually in      periodic payments
                                            payments          periodic
                                                              payments
-------------------------------------------------------------------------------------------------------------------
Loans                 Waived                Waived            N/A              N/A                N/A
-------------------------------------------------------------------------------------------------------------------
Termination of        Not Waived            Not Waived        Not Waived       Not Waived         N/A
Plan
-------------------------------------------------------------------------------------------------------------------
Hardships             Waived                Waived            Waived           N/A                N/A
-------------------------------------------------------------------------------------------------------------------
Return of Excess      Waived                Waived            Waived           Waived             N/A
-------------------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

         Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS FOR CLASS A AND CLASS B SHARES

Exchange Privilege. As described more fully in the Prospectuses, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund's shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The recognition of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program (MAAP). This program is explained fully in the Class A and Class B Prospectus. The program, as it relates to automatic investment drafts, is subject to the following conditions:

         The investment drafts will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the Shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the processing date of any investment.

Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or any John Hancock fund, subject to the minimum investment limit in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described below.


DESCRIPTION OF FUND'S SHARES

         The Trustees of the Trust are responsible for the management and supervision of the fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional
Information, the Trustees have authorizes the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (I) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that shares; and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Funds. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

         A shareholder's account is governed by the laws of the Commonwealth of Massachusetts.


TAX STATUS

         Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         The amount of net realized capital gains, if any, in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

         If the Fund acquires stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may be subject to foreign taxes on its income from investments in certain foreign securities, if any. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of the Fund's assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass such taxes through to shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payable or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options transactions. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving options and any offsetting or successor positions in its portfolio may be deferred rather than being taking into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules applicable to options including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestment. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares.

         Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net gain over net short- term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of these taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. Presently, there are no realized capital loss carryforwards to offset against future net realized capital gains.

         For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated a qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of the Code, Section 3406, and applicable

Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Investments in debt obligations that are at risk of or in default may present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

         The foregoing discussion relates solely to U.S. Federal income tax laws applicable to the U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. The foregoing discussion related to U.S. investors that are not exempt from U.S. Federal income tax. Different tax consequences will apply to plan participants, tax-exempt investors and investors that are subject to tax deferral. You should consult your tax adviser for specific advice. Under the Code, a tax-exempt investor in the Fund will not generally recognize unrelated business taxable income from its investment in the Fund unless the tax-exempt investor incurred indebtedness to acquire or continue to hold Fund shares and such indebtedness remains unpaid. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund. Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts corporate excise, franchise or income taxes.


CALCULATION OF PERFORMANCE

         For the 30-day period ended June 30, 1996, the annualized yield on Class A, Class B and Class C shares of the Fund was 1.76%, 1.06%, and 2.22%, respectively. The average annual total return of the Class A shares of the Fund for the 1, 5, 10 year periods ended June 30, 1996 was 16.18%, 11.58% and 10.40%, respectively. The average annual total return of the Class B shares of the Fund for the 1 year period ended June 30, 1996 and for the period from the commencement of operations, January 3, 1994 to June 30, 1996 was 16.29% and 12.22%, respectively. The average annual total return of the Class C shares of the Fund for the 1 year period ended June 30, 1996 and for the period from commencement of operation, May 7, 1993 to June 30, 1996 was 22.69% and 12.87%, respectively.

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                    n _____
               T = \ /ERV/P - 1





         Where:

         P =      a hypothetical initial investment of $1,000.

         T =      average annual total return.

         n =      number of years.

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 and 10 year periods.

         This calculation assumes the maximum sales charge of 5.0% is included in the initial investment or the CDSC is applied at the end of the period, and also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. Performance calculations for Class C shares do not include any sales charge or distribution plan fees. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 5.0% sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:


Yield = 2 ([(a - b) + 1] 6 - 1
              ---
               cd


         Where:

         a =      dividends and interest earned during the period.

         b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).

         c = the average daily number of shares outstanding during the period that would be entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Growth and Income Fund Performance Analysis," a monthly publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTSON ASSOCIATES will also be utilized as well as the Russell and Wilshire indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.


BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of broker commissions are made by the Advisers pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and Trustees of the Adviser and officers and Trustees who are interested persons of the Fund, and by SAMCorp. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of broker and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and SAMCorp, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and SAMCorp. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser and SAMCorp, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or SAMCorp may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser and SAMCorp will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on December 31, 1995, 1994 and 1993, the Fund paid negotiated brokerage commissions in the amount of $1,652,520, $1,197,837 and $1,517,163, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to these policies as the Trustees may adopt from time to time. During the fiscal year ended December 31, 1995, the Fund directed commissions in the amount of $216,694 to compensate brokers for research services such as industry, economic and company reviews and evaluation of securities.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors Inc. and an indirect shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, Tucker Anthony Incorporated and Sutro & Company, Inc., all of which are broker-dealers
("Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ended December 31, 1995, 1994 and 1993, the Fund did not execute any portfolio transactions with Affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on securities or commodities exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser, SAMCorp or the Affiliated Broker. Any such transactions would be subject to a good faith determination by the Trustees that the compensation paid to Affiliated Brokers is fair and reasonable. Because the Adviser and SAMCorp, which are affiliated with the Affiliated Brokers, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not engage in principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony and Sutro are members but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES

         John Hancock Investor Services Corporation, P.O. Box 9116, 101 Huntington Avenue, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder account and 0.10% of the average daily net assets attributable to the Class C shares, plus certain out-of-pocket expenses.


CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Fund's annual financial statements and prepare the Fund's annual income tax returns.

                                    APPENDIX

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated 'BB,' 'B,' 'CCC,' or 'CC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C Debt rated 'BB', 'B', 'CCC', 'CC" and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS





















                                      F-1